================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                  REGISTRATION STATEMENT (NO. 33-64845) UNDER
                           THE SECURITIES ACT OF 1933
                       PRE-EFFECTIVE AMENDMENT NO.    [X]

                        POST-EFFECTIVE AMENDMENT NO.   2

                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                                AMENDMENT NO. 5

                         VANGUARD WHITEHALL FUNDS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                         RAYMOND J. KLAPINSKY, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

               IT IS REQUESTED THAT THIS FILING BECOME EFFECTIVE:

          on February 28, 1997 pursuant to paragraph (b) of Rule 485.


                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.


     The registrant has registered an indefinite number of securities under the Securities Act of 1933 pursuant to Rule 24f-2 of the Investment Company Act of 1940. Registrant filed its Rule 24f-2 for the year ended October 31, 1996, on December 30, 1996.


================================================================================

                         VANGUARD WHITEHALL FUNDS, INC.

                             CROSS REFERENCE SHEET


 FORM N-1A
ITEM NUMBER                                                              LOCATION IN PROSPECTUS
   Item 1.    Cover Page.....................................  Cover Page
   Item 2.    Synopsis.......................................  Highlights
   Item 3.    Condensed Financial Information................  N/A
   Item 4.    General Description of Registrant..............  Investment Strategies; Investment
                                                               Limitations; Investment Policies; General
                                                               Information
   Item 5.    Management of the Fund.........................  Management of the Fund; The Portfolio and
                                                               Vanguard
   Item 6.    Capital Stock and Other Securities.............  Investing with Vanguard; Buying Shares;
                                                               Redeeming Shares; Share Price; Dividends,
                                                               Capital Gains, and Taxes; General
                                                               Information
   Item 7.    Purchase of Securities Being Offered...........  Cover Page; Investing in Vanguard; Buying
                                                               Shares
   Item 8.    Redemption or Repurchase.......................  Redeeming Shares
   Item 9.    Pending Legal Proceedings......................  Not Applicable



 FORM N-1A                                                               LOCATION IN STATEMENT
ITEM NUMBER                                                            OF ADDITIONAL INFORMATION
  Item 10.    Cover Page.....................................  Cover Page
  Item 11.    Table of Contents..............................  Cover Page
  Item 12.    General Information and History................  Investment Objectives and Policies
  Item 13.    Investment Objective and Policies..............  Investment Objectives and Policies;
                                                               Investment Limitations
  Item 14.    Management of the Fund.........................  Management of the Fund
  Item 15.    Control Persons and Principal Holders of
              Securities.....................................  Management of the Fund
  Item 16.    Investment Advisory and Other Services.........  Management of the Fund
  Item 17.    Brokerage Allocation...........................  Not Applicable
  Item 18.    Capital Stock and Other Securities.............  Financial Statement
  Item 19.    Purchase, Redemption and Pricing of Securities
              Being Offered..................................  Purchase of Shares; Redemption of Shares
  Item 20.    Tax Status.....................................  Not Applicable
  Item 21.    Underwriters...................................  Not Applicable
  Item 22.    Calculations of Yield Quotations of Money
              Market Fund....................................  Not Applicable
  Item 23.    Financial Statements...........................  Financial Statement

                             VANGUARD
                             SELECTED VALUE
                             PORTFOLIO


                             Prospectus
                             February 28, 1997




A Portfolio of  Vanguard
Whitehall Funds


This prospectus
contains data for the
Portfolio through the
fiscal period ended
October 31, 1996.



                                 [SHIP GRAPHIC]


                             [VANGUARD LOGO]

VANGUARD SELECTED VALUE PORTFOLIO                      A Value Stock Mutual Fund


CONTENTS

Portfolio Expenses                                                    2

Financial Highlights                                                  3

A Word About Risk                                                     4

The Portfolio's Objective                                             4

Who Should Invest                                                     4

Investment Strategies                                                 5

Investment Policies                                                   7

Investment Limitations                                                8

Investment Performance                                                8

Share Price                                                           9

Dividends, Capital Gains, and Taxes                                   9

The Portfolio and Vanguard                                           10

Investment Adviser                                                   10

General Information                                                  11

Investing with Vanguard                                              12

Services and Account Features                                        12

Types of Accounts                                                    13

Distribution Options                                                 14

Buying Shares                                                        14

Redeeming Shares                                                     16

Fund and Account Updates                                             18

Prospectus Postscript                                                20

Glossary                                              Inside Back Cover


INVESTMENT OBJECTIVE AND POLICIES
Vanguard Selected Value Portfolio (the "Portfolio") is a diversified mutual fund, a part of Vanguard Whitehall Funds, Inc. (the "Fund"), an open-end investment company.

         The Portfolio seeks to provide long-term growth of capital and income by investing mainly in equity securities of medium-size U.S. companies. The Portfolio uses a "value" investment approach, emphasizing companies with relatively low price/earnings ratios, reasonable financial strength, and strong cash flows. These companies tend to be out of favor with investors.

         IT IS IMPORTANT TO NOTE THAT THE PORTFOLIO'S SHARES ARE NOT GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. AS WITH ANY INVESTMENT IN COMMON STOCKS, WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE, YOU COULD LOSE MONEY BY INVESTING IN THE PORTFOLIO.

FEES AND EXPENSES
The Portfolio is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the expense ratio.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIO
A Statement of Additional Information (dated February 28, 1997) containing more information about the Portfolio is, by reference, part of this prospectus and may be obtained without charge by writing to Vanguard or by calling our Investor Information Department at 1-800-662-7447.


WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the objective, risks, and strategies of the Selected Value Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Portfolio is the right investment for you. We suggest that you keep it for future reference.




These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PORTFOLIO PROFILE                              Vanguard Selected Value Portfolio



WHO SHOULD INVEST (page 4)
- Investors seeking a stock mutual fund that emphasizes undervalued, medium-size companies as part of a balanced and diversified investment program.
- Investors seeking growth of their capital and income over the long term--at least five years.

WHO SHOULD NOT INVEST
-  Investors seeking a significant amount of current dividend income.
-  Investors unwilling to accept significant fluctuations in share price.

RISKS OF THE PORTFOLIO (pages 4-8)
This Portfolio's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. The Portfolio is also subject to manager risk (the chance that poor security selection will cause it to lag the stock market as a whole) and, as a mid-cap value stock fund, to objective risk (the chance that returns from value stocks or stocks of medium-size companies will trail returns from the overall stock market).

DIVIDENDS AND CAPITAL GAINS (page 9)
Paid annually in December.

INVESTMENT ADVISER (page 10)
Barrow, Hanley, Mewhinney & Strauss, Inc., Dallas, TX.

INCEPTION DATE: February 15, 1996


NET ASSETS AS OF 10/31/96: $93 million

PORTFOLIO'S ANNUALIZED EXPENSE RATIO*
FOR THE PERIOD ENDED 10/31/96: 0.75%

LOADS, 12b-1 MARKETING FEES: None

SUITABLE FOR IRAS: Yes

MINIMUM INITIAL INVESTMENT: $3,000; $1,000 for IRAs and custodial accounts for minors

NEWSPAPER ABBREVIATION: SelValu

VANGUARD FUND NUMBER: 934

ACCOUNT FEATURES (page 12)
-  Telephone Redemption
-  Vanguard Direct Deposit Service(sm)
-  Vanguard Automatic Exchange Service(sm)
-  Vanguard Fund Express(R)
-  Vanguard Dividend Express(sm)

TOTAL RETURNS*--
PERIOD ENDED OCTOBER 31, 1996
Selected Value Portfolio       0.7%
Russell Midcap Stock Index     8.3


*Since inception (2/15/96).




In evaluating past performance, remember that it is not indicative of future performance. Performance figures include the reinvestment of any dividends and capital gains distributions. The returns shown are net of expenses, but they do not reflect income taxes an investor would have incurred. Note, too, that both the return and principal value of an investment will fluctuate so that investor's shares, when redeemed, may not be worth more or less than their original cost.

                                PLAIN TALK ABOUT
                             THE COSTS OF INVESTING
Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.

                                PLAIN TALK ABOUT
                                 FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Selected Value Portfolio's expense ratio for the period ended October 31, 1996, was 0.75%, or $7.50 per $1,000 of average net assets. The average mid-cap equity mutual fund had expenses in 1996 of 1.50%, or $15.00 per $1,000 of average net assets, according to Lipper Analytical Services, Inc., which reports on the mutual fund industry.


PORTFOLIO EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Portfolio.

         As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Portfolio:


SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases:                 None
Sales Load Imposed on Reinvested Dividends:      None
Redemption Fees:                                 None
Exchange Fees:                                   None


         The next table illustrates the operating expenses that you would incur as a shareholder of the Portfolio. These expenses are deducted from the Portfolio's income before it is paid to you. Expenses include investment advisory fees as well as the costs of maintaining accounts, administering the Portfolio, providing shareholder services, and other activities. The expenses shown in the table are estimates for the Portfolio's first full year since the Portfolio was not in operation until February 15, 1996.


ESTIMATED ANNUAL PORTFOLIO OPERATING EXPENSES

Management and Administrative Expenses:                         0.28%
Investment Advisory Expenses:                                   0.40%
12b-1 Marketing Fees:                                           None
Other Expenses
   Marketing and Distribution Costs:                   0.01%
   Miscellaneous Expenses (e.g., Taxes, Auditing):     0.06%
                                                       ----
Total Other Expenses:                                           0.07%
                                                                ----
   TOTAL OPERATING EXPENSES (EXPENSE RATIO):                    0.75%
                                                                ====

         The following example illustrates the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes (1) that the Portfolio provides a return of 5% a year and (2) that you redeem your investment at the end of each period.

                             ------------------
                             1 YEAR     3 YEARS
                             ------------------
                               $8         $24
                             ------------------

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following financial highlights table shows the results for a share outstanding for the period February 15, 1996 (commencement of operation) through October 31, 1996. The financial highlights were audited by Price Waterhouse llp, independent accountants. You should read this information in conjunction with the Portfolio's financial statements and accompanying notes, which appear in the Portfolio's most recent Annual Report (along with the audit report from Price Waterhouse) to shareholders. The Report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of the Portfolio's performance. You may have the report sent to you without charge by writing to Vanguard or by calling our Investor Information Department.

-------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                 FEBRUARY 15*-OCTOBER 31, 1996
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $ 10.00
                                                                       -------
INVESTMENT OPERATIONS
   Net Investment Income                                                   .04
   Net Realized and Unrealized Gain (Loss) on Investments                  .03
                                                                       -------
     TOTAL FROM INVESTMENT OPERATIONS                                      .07
-------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                     --
   Distributions from Realized Capital Gains                                --
                                                                       -------
     TOTAL DISTRIBUTIONS                                                    --
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $ 10.07
===========================================================================================
TOTAL RETURN                                                              0.70%
-------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                                   $    93
Ratio of Expenses to Average Net Assets                                   0.75%**
Ratio of Net Investment Income to Average Net Assets                      0.75%**
Portfolio Turnover Rate                                                     25%
Average Commission Rate Paid                                           $0.0537
-------------------------------------------------------------------------------------------
 *Commencement of operations.
**Annualized.
-------------------------------------------------------------------------------------------



         From time to time, the Vanguard funds advertise yield and total return figures. Yield is an historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a fund.



                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

Vanguard Selected Value Port-folio began operations on February 15, 1996, with a net asset value (price) of $10.00 per share. As of October 31, 1996, the Portfolio earned $0.04 per share from investment income (interest and dividends) and $0.03 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them. This resulted in total earnings of $0.07 per share, none of which was returned to shareholders in the form of distributions. The earnings ($0.07 per share) resulted in a share price of $10.07 on October 31, 1996, an increase of $0.07 per share (from $10.00 at the beginning of the period to $10.07 at the end of the period). Total return from the Selected Value Portfolio was 0.70% for the period.

         As of October 31, 1996, the Portfolio had $93 million in net assets. For the period then ended, the Portfolio had an annualized expense ratio of 0.75% ($7.50 per $1,000 of net assets); and annualized net investment income amounting to 0.75% of its average net assets.

                                PLAIN TALK ABOUT
                                  VALUE FUNDS
                                AND GROWTH FUNDS

Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize companies that, considering their assets and earnings history, are attractively priced. Growth funds generally focus on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth. Value and growth stocks have, in the past, produced similar long-term returns, though each has had periods when it outperformed the other. In general, value funds are appropriate for investors who want the potential for capital gains but are less tolerant of share-price fluctuations, while growth funds appeal to investors who will accept more volatility in hope of a greater increase in share price or who prefer a higher portion of the fund's returns to come as capital gains, which may be taxed at lower rates than dividend income.



                                PLAIN TALK ABOUT
                          INVESTING FOR THE LONG TERM

Vanguard Selected Value Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term fluctuations in the stock market.



A WORD ABOUT RISK

This prospectus describes the risks you will face as an investor in Vanguard Selected Value Portfolio. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. However, as you consider an investment in the Selected Value Portfolio, you should also take into account your personal tolerance for the daily fluctuations of the stock market.

         Look for this "warning flag" symbol [FLAG] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Portfolio, will confront.


THE PORTFOLIO'S OBJECTIVE

The Portfolio seeks to provide long-term growth in capital and income. This objective is fundamental, which means that it cannot be changed unless a majority of shareholders vote to do so. Dividend income is not a main objective.


     [FLAG] BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE FOLLOWING PAGES, YOUR INVESTMENT IN THE PORTFOLIO, AS WITH ANY INVESTMENT IN COMMON STOCKS, COULD LOSE MONEY.

WHO SHOULD INVEST

The Portfolio may be a suitable investment for you if:

- You wish to add a stock fund that emphasizes undervalued, medium-size companies to your existing holdings, which could include other stock--as well as bond, money market, and tax-exempt--investments.
-   You are seeking growth of capital over the long term--at least five years.
- You are not looking for significant levels of current income from dividends or interest.
-   You characterize your investment temperament as "moderately aggressive."

         This Portfolio is not an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Portfolio's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Portfolio has adopted the following policies:

- The Portfolio reserves the right to reject any purchase request--including exchanges from other Vanguard Funds--that it regards as disruptive to the efficient management of the Portfolio. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

- There is a limit on the number of times you can exchange into or out of the Portfolio (see "Redeeming Shares" in the Investing with Vanguard section).

-   The Portfolio reserves the right to stop offering shares at any time.

INVESTMENT STRATEGIES

This section explains how the Portfolio's investment adviser pursues the objective of long-term growth in capital. It also explains three important risks--market risk, objective risk, and manager risk--faced by investors in the Portfolio. Unlike the Portfolio's investment objective, the adviser's investment strategies are not fundamental and can be changed by the Portfolio's Board of Directors without shareholder approval. However, before making any important change in its strategies, the Portfolio will give shareholders 30-days notice, in writing.

MARKET EXPOSURE

The Portfolio invests chiefly in mid-cap common stocks with low prices in relation to corporate earnings and book value.

[FLAG] THE PORTFOLIO IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING STOCK PRICES AND PERIODS OF FALLING STOCK PRICES.

         To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, how the gap between best and worst tends to narrow over the long term.


--------------------------------------------------------------------------------
                     U.S. STOCK MARKET RETURNS (1926-1996)
--------------------------------------------------------------------------------
                            1 YEAR      5 YEARS        10 YEARS    20 YEARS
--------------------------------------------------------------------------------
Best                         53.9%        23.9%          20.1%       16.9%
Worst                       -43.3        -12.5           -0.9         3.1
Average                      12.7         10.4           10.8        10.8
--------------------------------------------------------------------------------




                                PLAIN TALK ABOUT
                            COSTS AND MARKET TIMING

Some investors try to profit from "market timing"--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Portfolio discourages short-term trading by, among other things, limiting the number of exchanges it permits.



                                PLAIN TALK ABOUT
                              LARGE-CAP, MID-CAP,
                              AND SMALL-CAP STOCKS

Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization, or large-cap, funds as those holding stocks of companies with a median total market value exceeding $5 billion. Mid-cap funds hold stocks of companies with a median market value between $1 billion and $5 billion. Small-cap funds hold stocks of companies with a median market value of less than $1 billion. Historically, large-cap funds have exhibited lower volatility than mid-cap and small-cap funds.

                                PLAIN TALK ABOUT

                           PORTFOLIO DIVERSIFICATION

In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's level of diversification is the percentage of total net assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 25% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 40% of their assets invested in the stocks of just ten companies.


         The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1996. For example, while the average return on stocks for all of the 5-year periods was 10.4%, returns for these five-year periods ranged from a -12.5% average (from 1928 through 1932), to 23.9% (from 1951 through 1955).
These average returns reflect past performance on common stocks and should not be regarded as an indication of future returns from either the stock market as a whole or this Portfolio in particular.

         Finally, the Selected Value Portfolio emphasizes stocks of medium-size companies, but will also include stocks of small as well as large companies. At all times, however, the majority of the Portfolio's assets will be invested in medium-size companies. Mid- and small-cap stocks have historically been more volatile than--and at times have performed quite differently from--the large-cap stocks found in the S&P 500 Index. This is due to several factors, including less-certain growth and dividend prospects for smaller companies. For these reasons and because the Selected Value Portfolio does not hold the same securities held in the S&P 500 Index or any other market index, the performance of the Portfolio will not mirror the returns of any particular index.


[FLAG] THE PORTFOLIO IS SUBJECT TO OBJECTIVE RISK, WHICH IS THE POSSIBILITY THAT RETURNS FROM MID-CAP STOCKS OR VALUE STOCKS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. AS A GROUP, VALUE STOCKS TEND TO GO THROUGH CYCLES OF RELATIVE UNDERPERFORMANCE AND OUTPERFORMANCE IN COMPARISON TO COMMON STOCKS IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.


SECURITY SELECTION AND PORTFOLIO DIVERSIFICATION
Barrow, Hanley, Mewhinney & Strauss, Inc. (BHM&S), adviser to the Portfolio, seeks out what it considers to be undervalued medium-size companies through extensive research and meetings with company management. According to BHM&S, a company is considered undervalued if its earnings potential is not reflected in its stock's share price. These stocks generally have low price/earnings ratios. BHM&S holds an undervalued stock until its share price reflects the company's underlying value.

The top ten holdings (which amounted to 44% of the Portfolio's net assets) as of October 31, 1996, follow.

         1.   Quanex Corp.
         2.   Harnischfeger Industries Inc.
         3.   Kirby Corp.
         4.   H.B. Fuller Co.
         5.   Valassis Communication
         6.   First Federal Financial Corp.
         7.   Canandaigua Wine Co., Inc. Class A
         8.   International Specialty Products, Inc.
         9.   Lear Corp.
         10.  Heilig-Meyers Co.

    Keep in mind that, because the makeup of the Portfolio changes daily, this listing is only a "snapshot" at one point in time. Note that the Portfolio's relatively low level of diversification means that there is a greater chance that the poor performance of a single stock held could hurt the Portfolio.

    The Portfolio is run by BHM&S according to traditional methods of active investment management, which means securities are bought and sold according to BHM&S's judgments about companies and their financial prospects, and about the stock market and the economy in general.

[FLAG] THE PORTFOLIO IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY THAT BHM&S MAY DO A POOR JOB OF SELECTING STOCKS.

PORTFOLIO TURNOVER
Although the Portfolio generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. The Portfolio's average turnover rate is expected to be about 30%. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its total net assets within a one-year period.)


INVESTMENT POLICIES

Besides investing in common stocks of medium-size companies, the Portfolio may follow a number of investment policies to achieve its objective.

[FLAG] THE PORTFOLIO RESERVES THE RIGHT TO INVEST, TO A LIMITED EXTENT, IN STOCK FUTURES AND OPTIONS CONTRACTS, WHICH ARE TRADITIONAL TYPES OF DERIVATIVES. HOWEVER, USING DERIVATIVES IS NOT A STANDARD PART OF THE ADVISER'S APPROACH TO INVESTING.


    Futures and options contracts are the only derivatives, if any, that the Portfolio will use. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a Portfolio. This Portfolio will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, the Portfolio will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the futures or options contract. Only a limited percentage of the Portfolio's assets--up to 5% if required for deposit and no more than 20% of total assets--may be committed to such contracts.

    The reasons for which the Portfolio may use futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
-   To make it easier to trade.



                                PLAIN TALK ABOUT
                               PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for actively managed funds investing in common stocks is 75%.


                                PLAIN TALK ABOUT
                                  DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, exotic types of derivatives--some of which can carry considerable risks.

                                PLAIN TALK ABOUT
                                PAST PERFORMANCE

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.


- To reduce costs by buying futures instead of actual stocks when futures are cheaper.

    The Portfolio will usually hold only a small percentage of its assets in cash reserves, although if the investment adviser believes that market conditions warrant a temporary defensive measure, the Portfolio may hold cash reserves without limit.


INVESTMENT LIMITATIONS

To reduce risk and maintain diversification, the Portfolio has adopted limits on some of its investment policies. Specifically, the Portfolio will not:

- Invest more than 5% of its assets in the securities of companies that have been in business for less than three years.
-   Invest more than 25% of its assets in any one industry.
- Borrow money, except for the purpose of meeting shareholder requests to redeem shares.
With respect to 75% of its assets, this Portfolio will not:

-   Invest more than 5% in the securities of any one company.
-   Buy more than 10% of the outstanding voting securities of any company.

    The limitations listed in this prospectus and in the Statement of Additional Information are fundamental and may be changed only by approval of a majority of the Portfolio's shareholders.


INVESTMENT PERFORMANCE

Vanguard Selected Value Portfolio invests primarily in common stocks, so its performance is somewhat correlated to the performance of the overall stock market. Historically, stock market performance has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term.


                ------------------------------------------------
                TOTAL RETURNS* FOR PERIOD ENDED OCTOBER 31, 1996
                ------------------------------------------------
                Selected Value Portfolio                    0.7%
                Russell Midcap Stock Index                  8.3%
                ------------------------------------------------

                *Since inception (2/15/96).

SHARE PRICE

The Portfolio's share price, called its net asset value, is calculated each business day after the close of regular trading (generally 4 p.m. Eastern time) of the New York Stock Exchange. Net asset value per share is computed by adding up the total value of the Portfolio's investments and other assets, subtracting any of its liabilities, or debts, and then dividing by the number of Portfolio shares outstanding:

                                      Total Assets   -   Liabilities
         Net Asset Value   =       -----------------------------------
                                      Number of Shares Outstanding

         Daily net asset value, or NAV, is useful to you as a shareholder because the NAV, multiplied by the number of Portfolio shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Portfolio that day.

         The Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading Vanguard Group. Different newspapers use different abbreviations of the Portfolio's name, but the most common is SELVALU.


DIVIDENDS, CAPITAL GAINS, AND TAXES

Each December, the Portfolio distributes to shareholders virtually all of its income from interest and dividends, as well as any capital gains realized from the sale of securities. Your distributions of income and capital gains will be automatically invested in more shares of the Fund, unless you elect to receive these distributions in cash. In either case, distributions of dividends and capital gains that are declared in December--even if paid to you in January--are taxed as if they had been paid to you in December. Vanguard will process your dividend distribution and send you a statement each year showing the tax status of all your distributions.

- The dividends and short-term capital gains that you receive are taxable to you as ordinary dividend income. Any distributions of net long-term capital gains by the Portfolio are taxable to you as long-term capital gains, no matter how long you've owned shares in the Portfolio. Both dividends and capital gains distributions are taxable to you whether received in cash or reinvested in additional shares. Although the Portfolio does not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as byproducts of the ordinary investment activities of the Portfolio. Consequently, distributions may vary considerably from year to year.

- If you sell or exchange shares, any gain or loss you have is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.



                                PLAIN TALK ABOUT

                                 DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from the dividends that the fund earns from its holdings as well as interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

                                PLAIN TALK ABOUT

                              "BUYING A DIVIDEND"

Unless you are investing in a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because part of your investment will come back to you as a taxable distribution. This is known as "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You would still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you would owe tax on the $250 distribution you received, even if you had reinvested the dividends in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.

                                PLAIN TALK ABOUT

                               VANGUARD'S UNIQUE
                              CORPORATE STRUCTURE

The Vanguard Group, Inc. is the only MUTUAL mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.



[FLAG] Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Portfolio shares, may be subject to state and local income taxes as well.

         The tax information in this prospectus is provided as general information and will not apply to you if you are investing in a tax-deferred account such as an IRA. You should consult your own tax adviser about the tax consequences of an investment in the Portfolio.


THE PORTFOLIO AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total net assets of more than $240 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

         Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

         A list of the Fund's directors and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.


Investment Adviser

The Portfolio employs Barrow, Hanley, Mewhinney & Strauss, Inc. (BHM&S), 3232 McKinney Avenue, Dallas, TX 75204, as its investment adviser. BHM&S manages the Portfolio subject to the control of the officers and directors of the Fund.

         Each quarter, BHM&S is paid an advisory fee based on average month-end net assets of the Portfolio and a sliding percentage scale:

               --------------------------------------------
               ASSETS MANAGED                ANNUALIZED FEE
               --------------------------------------------
               First $100 million                 0.40%
               Next $200 million                  0.35
               Next $300 million                  0.25
               Next $400 million                  0.20
               Assets over $1 billion             0.15

         Beginning with the quarter ending April 30, 1997, the base fee may be increased or decreased, depending on the Portfolio's 36-month cumulative total return performance compared to that of the Russell Midcap Index, a market benchmark that covers the smallest 800 of the 1,000 largest companies in the United States. Under the fee schedule, BHM&S's fee may be increased or decreased by as much as 50%.

         The incentive/penalty fee structure will not be in full operation until the quarter ending April 30, 1999. Until then, the incentive/ penalty fee will be calculated using certain transition rules. The incentive/penalty fee schedule and calculation process for the Portfolio's first three years are described in the Portfolio's Statement of Additional Information, which can be obtained by writing to or calling Vanguard.

         The agreement authorizes BHM&S to choose brokers or dealers to handle the purchase and sale of the Portfolio's securities, and directs BHM&S to get the best available price and most favorable execution from these brokers with respect to all transactions. At times, BHM&S may choose brokers who charge higher commissions in the interest of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then BHM&S is authorized to choose a broker who, in addition to executing the transaction, will provide research services to BHM&S or the Fund. However, BHM&S will not pay higher commissions specifically for the purpose of obtaining research services. The Fund may direct BHM&S to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

         The Board of Directors may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for BHM&S or as an additional adviser. However, no such change would be made before giving shareholders 30-days notice, in writing.


GENERAL INFORMATION

The Selected Value Portfolio is a Portfolio of Vanguard Whitehall Funds, Inc., which is a corporation organized under the laws of the state of Maryland.

         Shareholders of the Selected Value Portfolio have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of the corporation. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of directors), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Portfolio except as required by the Investment Company Act of 1940. A meeting will be scheduled (for example, to vote on the removal of a director) if the holders of at least 10% of the Portfolio's shares request a meeting in writing.


                                PLAIN TALK ABOUT

                            THE PORTFOLIO'S ADVISER

Barrow, Hanley, Mewhinney & Strauss, Inc., an investment advisory firm founded in 1979, manages more than $20.5 billion in stock and bond portfolios for a limited number of institutional clients. BHM&S has managed the majority of the assets for Vanguard/Windsor II since 1985. The managers responsible for overseeing the implementation of BHM&S's strategy for Vanguard Selected Value Portfolio are:

         JAMES S. MCCLURE, Principal at BHM&S; 23 years investment experience; B.A. and M.B.A. from the University of Texas. From 1989 through July 1995, he was senior portfolio manager of the Goldman Sachs Capital Growth Fund.

         JOHN P. HARLOE, Principal at BHM&S; 19 years investment experience; B.A. and M.B.A. from the University of South Carolina. From 1986 through July 1995, he was equity portfolio manager at Sterling Capital Management.

         Both spent about ten years together at American National
Insurance Company, American Capital Management & Research, and Oppenheimer & Co., Inc.

INVESTING WITH VANGUARD

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?

         Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

         The following sections of the prospectus briefly explain the many services we offer you as a Vanguard Selected Value Portfolio shareholder. Booklets providing detailed information are available on the services marked with a ** . Please call us to request copies.

SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares.

TELEPHONE REDEMPTIONS
(SALES AND EXCHANGES)

Automatically set up for this Portfolio unless you notify us otherwise.

VANGUARD DIRECT DEPOSIT
SERVICE
**

Automatic method for depositing your paycheck or U.S. government payment (including Social Security and government pension checks) into your account.

VANGUARD AUTOMATIC EXCHANGE
SERVICE
**

Automatic method for moving a fixed amount of money from one Vanguard fund account to another.*

VANGUARD FUND EXPRESS
**

Electronic method for buying or selling shares. You can transfer money between your Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.*

VANGUARD DIVIDEND EXPRESS
**

Electronic method for transferring dividends and/or capital gains distributions directly from your Vanguard fund account to your bank, savings and loan, or credit union account or to another Vanguard fund account.

VANGUARD BROKERAGE SERVICES
(VBS)
**

A cost-effective way to trade stocks, bonds, and options on major exchanges, Nasdaq, and other domestic over-the-counter markets at reduced rates, and to buy and sell shares of non-Vanguard mutual funds. Call VBS (1-800-992-8327) for additional information and the appropriate forms.

*Can be used to "dollar-cost average" ** or to contribute to an IRA or other retirement plan.


Investor Information 1-800-662-7447 - Client Services 1-800-662-2739 - Tele-Account 1-800-662-6273

TYPES OF ACCOUNTS

INDIVIDUAL OR OTHER ENTITY

Vanguard's account registration form can be used to establish a variety of non-retirement accounts.

FOR ONE OR MORE PEOPLE        To open an account in the name of one
                              (individual) or more (joint tenants) people.
                              $3,000 minimum initial investment.

FOR A MINOR CHILD             To open an account as an UGMA/UTMA (Uniform
**                            Gifts/Transfers to Minors Act). Age of majority
                              and other requirements are set by state law.
                              $1,000 minimum initial investment.

FOR HOLDING TRUST ASSETS      To invest assets held in an existing trust.
**                            $3,000 minimum initial investment.

FOR THIRD-PARTY TRUSTEE       To open an account as a retirement trust or plan
RETIREMENT INVESTMENTS        based on an existing corporate or institutional
(Vanguard is not the          plan. These accounts are established by the
custodian or trustee.)        custodian or trustee of the existing plan.

FOR AN ORGANIZATION           To open an account as a corporation, partnership,
                              or other entity. These accounts may require a corporate resolution or other documents to name the individuals authorized to act.
                              $3,000 minimum initial investment.

RETIREMENT

You establish these accounts with a Vanguard adoption agreement--not a Vanguard account registration form. You may also need to provide additional documentation. To request the appropriate adoption agreement and forms, or to ask questions about investing for retirement, call Investor Information.

FOR AN INDIVIDUAL RETIREMENT  To open a retirement account in the name of an
ACCOUNT (IRA)                 individual. IRAs can be established with a
(Vanguard Fiduciary Trust     contribution, a direct rollover from an employer's
Company is the custodian.)    plan such as a 401(k), or an asset transfer or
                              rollover from another financial institution such as a bank or mutual fund company. $1,000 minimum initial investment.

FOR A SIMPLIFIED EMPLOYEE     To open a retirement account in the name of an
PENSION PLAN ACCOUNT          employee. SEPs allow employers to make deductible
(SEP-IRA)                     contributions directly to IRAs established by
(Vanguard Fiduciary Trust     their employees. A SEP can be established by
Company is the custodian.)    people who are self-employed, small-business
                              owners, partnerships, or corporations.

FOR A QUALIFIED RETIREMENT    To open a retirement account that allows
PROGRAM ACCOUNT               small-business owners or people who are
(Vanguard Fiduciary Trust     self-employed to make tax-deductible retirement
Company can be the trustee.)  contributions for themselves and their employees into Profit-Sharing and Money Purchase
                              Pension (Keogh) plans.


Investor Information 1-800-662-7447 - Client Services 1-800-662-2739 - Tele-Account 1-800-662-6273

FOR A 403(b)(7) CUSTODIAL ACCOUNT       To open a retirement account that allows
(Vanguard Fiduciary Trust               employees of tax-exempt institutions
is the custodian.)                      (for example, schools or hospitals) to
                                        make Company pre-tax retirement
                                        contributions.


DISTRIBUTION OPTIONS

You can receive distributions of dividends and/or capital gains in a number of ways:

REINVESTMENT                       Dividends and capital gains are reinvested
                                   in additional shares of the Portfolio unless you request a different distribution method.

DIVIDENDS IN CASH                  Dividends are paid by check and mailed to
                                   your account's address of record, and
                                   capital gains are reinvested in additional shares of the Portfolio.

DIVIDENDS AND CAPITAL GAINS        Both dividends and capital gains are paid by
IN CASH                            check and mailed to your account's address
                                   of record.

To electronically transfer cash dividends and/or capital gains to your bank, savings and loan, or credit union account, or to another Vanguard fund account, see Vanguard Dividend Express under "Services and Account Features."


BUYING SHARES

You buy your shares at the Portfolio's next-determined net asset value after Vanguard receives your request, provided we receive your request before 4 p.m. Eastern time (the close of trading on the New York Stock Exchange). The Portfolio is offered on a no-load basis, meaning that you do not pay sales commissions or 12b-1 marketing fees.


                                        OPEN A NEW ACCOUNT                      ADD TO AN EXISTING ACCOUNT
MINIMUM INVESTMENT                      $3,000 (regular account); $1,000        $100 by mail or exchange; $1,000
                                        (IRAs and custodial accounts for        by wire.
                                        minors).

BY MAIL                                 Complete and sign the                   Mail your check with an Invest-
[ENVELOPE ICON]                         application form.                       By-Mail form detached from
                                                                                your confirmation statement to
FIRST-CLASS mail to:                                                            the address listed on the form.
The Vanguard Group
P.O. Box 2600                           Make your check payable to:             Make your check payable to:
Valley Forge, PA 19482                  The Vanguard Group-934                  The Vanguard Group-934

EXPRESS or REGISTERED mail to:
The Vanguard Group                      All purchases must be made in           All purchases must be made in
455 Devon Park Drive                    U.S. dollars, and checks must be        U.S. dollars, and checks must be
Wayne, PA 19087                         drawn on U.S. banks.                    drawn on U.S. banks.

IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.

Investor Information 1-800-662-7447 - Client Services 1-800-662-2739 - Tele-Account 1-800-662-6273

                                        OPEN A NEW ACCOUNT                      ADD TO AN EXISTING ACCOUNT

BY TELEPHONE                            Call Vanguard Tele-Account* 24          Call Vanguard Tele-Account* 24
[TELEPHONE ICON]                        hours a day--or Client Services         hours a day--or Client Services
1-800-662-6273                          during business hours--to exchange      during business hours--to exchange
Vanguard Tele-Account(R)                from another Vanguard                   from another Vanguard
1-800-662-2739                          fund account with the same              fund account with the same
Client Services                         registration (name, address,            registration (name, address,
                                        taxpayer I.D., and account type).       taxpayer I.D., and account type).

                                                                                Use Vanguard Fund Express (see
                                                                                "Services and Account Features")
                                                                                to transfer assets from your bank
                                                                                account. Call Client Services before
                                                                                your first use to verify that
                                                                                this option is in place.

                                        *You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.

IMPORTANT NOTE: Once a telephone transaction has been approved by you and a confirmation number assigned, it cannot be revoked. We reserve the right to refuse any purchase.

BY WIRE                                 Call Client Services to arrange         Call Client Services to arrange
[WIRE ICON]                             your wire transaction.                  your wire transaction.

Wire to:                                Wire transactions are not               Wire transactions are not
CoreStates Bank, N.A.                   available for retirement accounts.      available for retirement accounts.
ABA 031000011
CoreStates No 01019897
[Temporary Account Number]
Vanguard Selected Value Portfolio
[Account Registration]
Attention: Vanguard


AUTOMATICALLY                                    --                             Vanguard offers a variety of ways
[GRAPHIC OF ARROWS                                                              that you can add to your account
 IN A CIRCLE]                                                                   automatically. See "Services and
                                                                                Account Features."


You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed as soon as it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten days.

NOTE: If you buy Portfolio shares through a registered broker-dealer or investment adviser, the broker-dealer or adviser may charge you a service fee.

         It is important that you call Vanguard before you invest a large dollar amount by wire or check. We must consider the interests of all Portfolio shareholders and so reserve the right to delay or refuse any purchase that will disrupt the Portfolio's operation or performance.

Investor Information 1-800-662-7447 - Client Services 1-800-662-2739 - Tele-Account 1-800-662-6273

REDEEMING SHARES

IMPORTANT TAX NOTE: Any sale or exchange of shares in a non-retirement account could result in a taxable gain or a loss.

The ability to redeem (that is, sell or exchange) Portfolio shares by telephone is automatically established for your account unless you tell us in writing that you do not want this option.

         To protect your account from unauthorized or fraudulent telephone instructions, Vanguard follows specific security procedures. When we receive a call requesting an account transaction, we require the caller to provide:

         - Portfolio name.

         - 10-digit account number.

         - Name and address exactly as registered on that account.

         - Social Security or Employer Identification number as registered on that account.

         If you call to sell shares, the sale proceeds will be made payable to you, as the registered shareholder, and mailed to your account's address of record.

         If we follow reasonable security procedures, neither the Portfolio nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone. We believe that these procedures are reasonable and that, if we follow them, you bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.


HOW TO SELL SHARES

You may withdraw any part of your account, at any time, by selling shares. Sale proceeds are normally mailed within two business days after Vanguard receives your request. The sale price of your shares will be the Portfolio's next-determined net asset value after Vanguard receives all required documents in good order.

         Good order means that the request includes:

         - Portfolio name and account number.

         - Amount of the transaction (in dollars or shares).

         - Signatures of all owners exactly as registered on the account.

         - Signature guarantees (if required).

         - Any supporting legal documentation that may be required.

         - Any certificates you are holding for the account.

         Sales or exchange requests received after the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time) are processed at the next business day's net asset value.

         The Portfolio reserves the right to close any non-retirement or UGMA/UTMA account whose balance falls below the minimum initial investment. The Portfolio will deduct a $10 annual fee if your non-retirement account balance falls below $2,500 or if your UGMA/UTMA account balance falls below $500. The fee is waived if your total Vanguard account assets are $50,000 or more.

Some written requests require a signature guarantee from a bank, broker, or other acceptable institution. A notary public cannot provide a signature guarantee.

Investor Information 1-800-662-7447 - Client Services 1-800-662-2739 - Tele-Account 1-800-662-6273

HOW TO EXCHANGE SHARES

An exchange is the selling of shares of one Vanguard fund to purchase shares of another.

         Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

         Because excessive exchanges can potentially disrupt the management of the Portfolio and increase transaction costs, Vanguard limits exchange activity to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (at least 30 days apart) from the Portfolio during any 12-month period. "Substantive" means either a dollar amount large enough to have a negative impact on the Portfolio or a series of movements between Vanguard funds.

         Before you exchange into a new Vanguard fund, be sure to read its prospectus. For a copy and for answers to questions you might have, call Investor Information.

SELLING OR EXCHANGING SHARES            ACCOUNT TYPE

BY TELEPHONE                            ALL TYPES EXCEPT RETIREMENT:
[TELEPHONE ICON]                        Call Vanguard Tele-Account* 24 hours a
                                        day--or Client Services during
1-800-662-6273                          business hours--to sell or exchange
Vanguard Tele-Account                   shares. You can exchange shares from
1-800-662-2739                          this Portfolio to open an account in
Client Services                         another Vanguard fund or to add to an
                                        existing Vanguard fund account with an
                                        identical registration.

                                        RETIREMENT:
                                        You can exchange--but not sell--shares
                                        by calling Tele-Account or Client
                                        Services.

                                        *You must obtain a Personal
                                        Identification Number through
                                        Tele-Account at least seven days before
                                        you request your first redemption.

BY MAIL                                 ALL TYPES EXCEPT RETIREMENT:
[ENVELOPE ICON]                         Send a letter of instruction signed by
                                        all registered account holders. Include
First-class mail to:                    the portfolio name and account number
The Vanguard Group                      and (if you are selling) a dollar amount
Vanguard Selected Value Portfolio       or number of shares OR (if you are
P.O. Box 1120                           exchanging) the name of the fund you
Valley Forge, PA 19482                  want to exchange into and a dollar
                                        amount or number of shares.

EXPRESS or REGISTERED mail to:          RETIREMENT:
The Vanguard Group                      For information on how to request
Vanguard Selected Value Portfolio       distributions from . . .
455 Devon Park Drive                    - IRAs, call Client Services.
Wayne, PA 19087                         - SEP-IRAs, 403(b)(7) custodial
                                          accounts, and Profit-Sharing and Money
                                          Purchase Pension (Keogh) Plans, call
                                          Individual Retirement Services at
                                          1-800-662-2003.
                                        Depending on your account registration
                                        type, additional documentation may be
                                        required.


AUTOMATICALLY                           ALL TYPES EXCEPT RETIREMENT:
[ICON OF ARROWS
 IN A CIRCLE]                           Vanguard offers several ways to sell or
                                        exchange shares automatically (see
                                        "Services and Account Features"). Call
                                        Investor Information for the appropriate booklet and application if you did not elect a feature when you opened your account.

Investor Information 1-800-662-7447 - Client Services 1-800-662-2739 - Tele-Account 1-800-662-6273

         It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all Portfolio shareholders and so reserve the right to delay your redemption proceeds--up to seven days--if the amount will disrupt the Portfolio's operation or performance.

                        A NOTE ON UNUSUAL CIRCUMSTANCES

Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in the "Redeeming Shares" section.

FUND AND ACCOUNT UPDATES

STATEMENTS AND REPORTS

We will send you clear, concise account and tax statements to help you keep track of your Vanguard Selected Value Portfolio account throughout the year as well as when you are preparing your income tax returns.

         In addition, you will receive semi-annual fund reports about the Portfolio. These comprehensive reports include an assessment of the Portfolio's performance (and a comparison to its industry benchmark) as well as a listing of its holdings.

CONFIRMATION STATEMENT        Sent each time you buy, sell, or exchange shares;
                              confirms the date and the amount of your transaction.

PORTFOLIO SUMMARY             Mailed quarterly; shows the market value of your
                              account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.

FUND FINANCIAL REPORTS        Mailed in June and December for this Portfolio.

TAX STATEMENTS                Generally mailed in January; report previous
                              year's dividend distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts.

Average Cost Statement        Issued quarterly for taxable accounts (accompanies
**                            your Portfolio Summary); shows the average cost of
                              shares that you redeemed during the previous quarter, using the average cost single category method.

Investor Information 1-800-662-7447 - Client Services 1-800-662-2739 - Tele-Account 1-800-662-6273

AUTOMATED TELEPHONE ACCESS

VANGUARD TELE-ACCOUNT                   Toll-free access to Vanguard fund and
1-800-662-6273                          account information--as well as some
Any time, seven days a week,            transactions--through any TouchTone(TM)
from anywhere in the continental        telephone. Tele-Account provides total
United States and Canada.               return, share price, price change, and
**                                      yield quotations for all Vanguard
                                        funds; gives your account balances and
                                        history (e.g., last transaction, latest
                                        dividend distribution); and allows you
                                        to sell or exchange fund shares.


COMPUTER ACCESS

VANGUARD ONLINE (SM)                    Use your personal computer to learn more
KEYWORD: VANGUARD                       about Vanguard funds and services; keep
                                        in touch with your Vanguard accounts;
                                        map out a long-term investment
                                        strategy; and ask questions, make
                                        suggestions, and send messages to
                                        Vanguard. Vanguard Online is offered
                                        through America Online(R) (AOL). To
                                        establish an AOL account, call
                                        1-800-238-6336.

VANGUARD ON THE                         Use your personal computer to visit
WORLD WIDE WEB                          Vanguard's education-oriented website,
HTTP://WWW.VANGUARD.COM                 which provides timely news and
                                        information about Vanguard funds and
                                        services; an on-line "university" that
                                        offers a variety of mutual fund
                                        classes; and easy-to-use, interactive
                                        tools to help you create your own
                                        investment and retirement strategies.


Investor Information 1-800-662-7447 - Client Services 1-800-662-2739 - Tele-Account 1-800-662-6273

                                PLAIN TALK ABOUT

                            KEEPING YOUR PROSPECTUS

Reading this prospectus will help you to decide whether Vanguard Selected Value Portfolio is suitable for your investment goals. If you decide to invest, don't throw the prospectus out; you will no doubt need it for future reference.


PROSPECTUS POSTSCRIPT

This prospectus is designed to provide you with pertinent information about Vanguard Selected Value Portfolio, including its investment objective, risks, strategies, and expenses, as well as services available to you as a shareholder.

         It is important that you understand these facts so that you can decide whether an investment in this Portfolio is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.

IN READING THE PROSPECTUS, DID YOU LEARN . . .

         / / The Portfolio's objective? (page 4)

         / / The Portfolio's investment strategies? (page 5)

         / / Who should invest in the Portfolio? (page 4)

         / / The risks associated with the Portfolio? (pages 4-8)

         / / Whether the Portfolio is federally insured? (inside front cover)

         / / The Portfolio's expenses? (page 2)

         / / The background of the Portfolio's investment managers?
             (page 11)

         / / How to open an account? (page 14)

         / / How to sell or exchange shares? (page 16)

         / / How often you'll receive statements and financial reports?
             (page 18)

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.


CASH RESERVES
Cash deposits as well as short-term bank deposits, money market instruments, bank CDs, repurchase agreements, and U.S. Treasury bills.


COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

DOLLAR-COST AVERAGING
Investing equal amounts of money at regular intervals on an ongoing basis. This technique ensures that an investor buys fewer shares when prices are high and more shares when prices are low.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 marketing fees.

FIXED-INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

GROWTH STOCK FUND
A mutual fund that emphasizes stocks of companies whose strong earnings and revenue potential indicate above-average prospects for capital growth, with less emphasis on dividend income.

INVESTMENT ADVISER
An organization that makes the day-to-day decisions regarding a portfolio's investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PORTFOLIO DIVERSIFICATION
Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security or industry.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of your own money you put into an investment.

SECURITIES
Stocks, bonds, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND
A mutual fund that focuses on the stocks of companies that, considering their earnings and dividends, are attractively priced.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD
Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                              [VANGUARD LOGO]
                                                           Post Office Box 2600
                                                          Valley Forge, PA 19482


INVESTOR INFORMATION
DEPARTMENT
1-800-662-7447 (SHIP)
TEXT TELEPHONE:
1-800-952-3335
For information on our funds, fund services, and retirement accounts; requests for literature

CLIENT SERVICES DEPARTMENT
1-800-662-2739 (CREW)
TEXT TELEPHONE:
1-800-662-2738
For information on your account, account transactions, account statements

VANGUARD BROKERAGE
SERVICES
1-800-992-8327
For information on trading stocks, bonds, and options at reduced commissions

VANGUARD TELE-ACCOUNT(R)
1-800-662-6273 (ON-BOARD)
For 24-hour automated access to price and yield, information on your account, certain transactions

ELECTRONIC ACCESS TO THE
VANGUARD MUTUAL FUND
EDUCATION AND INFORMATION
CENTER
On America Online(R)
Keyword: Vanguard

On the World Wide Web
http://www.vanguard.com

To send e-mail to Vanguard
VGOnline@aol.com




                                                     (C) 1997 Vanguard Marketing
                                                     Corporation, Distributor

                                                     P934N

                                    VANGUARD
                                 SELECTED VALUE
                                   PORTFOLIO

                            Institutional Prospectus
                               February 28, 1997

A Portfolio of Vanguard Whitehall Funds

This prospectus contains data for the Portfolio through the fiscal period ended October 31, 1996.

[SHIP GRAPHIC]

A MEMBER OF THE VANGUARD GROUP

VANGUARD SELECTED VALUE PORTFOLIO                    A VALUE STOCK MUTUAL FUND

CONTENTS

Portfolio Expenses           2

Financial Highlights         3

A Word About Risk            4

The Portfolio's
Objective                    4

Who Should Invest            4

Investment Strategies        5

Investment Policies          7

Investment Limitations       8

Investment
Performance                  8

Share Price                  9

Dividends, Capital
Gains, and Taxes             9

The Portfolio and
Vanguard                    10

Investment Adviser          10

General Information         11

Investing
with Vanguard

- For Plan Participants     12

- For Other
Institutional Investors     12

Accessing Fund
Information
By Computer                 13

Prospectus Postscript       14

Risk Quiz                   15

An Investment Primer        16

Glossary                    Inside Back Cover


INVESTMENT OBJECTIVE AND POLICIES

Vanguard Selected Value Portfolio (the "Portfolio") is a diversified mutual fund, a part of Vanguard Whitehall Funds, Inc. (the "Fund"), an open-end investment company.

         The Portfolio seeks to provide long-term growth of capital and income by investing mainly in equity securities of medium-size U.S. companies. The Portfolio uses a "value" investment approach, emphasizing companies with relatively low price/earnings ratios, reasonable financial strength, and strong cash flows. These companies tend to be out of favor with investors.

         IT IS IMPORTANT TO NOTE THAT THE PORTFOLIO'S SHARES ARE NOT GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. AS WITH ANY INVESTMENT IN COMMON STOCKS, WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE, YOU COULD LOSE MONEY BY INVESTING IN THE PORTFOLIO.

FEES AND EXPENSES

The Portfolio is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the expense ratio.

IMPORTANT NOTE

This prospectus is intended for institutional clients and for participants in employer-sponsored retirement or savings plans. Another version -- for individuals who would like to open a personal account -- can be obtained by calling Vanguard at 1-800-662-7447.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO

A Statement of Additional Information (dated February 28, 1997) containing more information about the Portfolio is, by reference, part of this prospectus and may be obtained without charge by contacting Vanguard (see back cover).

WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objective, risks, and strategies of the Selected Value Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Portfolio is the right investment for your needs. We suggest that you keep it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PORTFOLIO PROFILE                            VANGUARD SELECTED VALUE PORTFOLIO


WHO SHOULD INVEST (page 4)

- Investors seeking a stock mutual fund that emphasizes undervalued, medium-size companies as part of a balanced and diversified investment program.

- Investors growth of their capital and income over the long term -- at least five years.

WHO SHOULD NOT INVEST

-    Investors seeking a significant amount of current dividend income.

-    Investors unwilling to accept significant fluctuations in share price.

RISKS OF THE PORTFOLIO (pages 4 - 8)

This Portfolio's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. The Portfolio is also subject to manager risk (the chance that poor security selection will cause it to lag the stock market as a whole) and, as a mid-cap value stock fund, to objective risk (the chance that returns from value stocks or stocks of medium-size companies will trail returns from the overall stock market).

DIVIDENDS AND CAPITAL GAINS (page 9)

Paid annually in December. In participant accounts, all distributions are automatically reinvested.


INVESTMENT ADVISER (page 10)

Barrow, Hanley, Mewhinney & Strauss, Inc., Dallas, TX.

INCEPTION DATE: February 15, 1996

NET ASSETS AS OF 10/31/96: $93 million

PORTFOLIO'S ANNUALIZED EXPENSE RATIO* FOR THE PERIOD ENDED 10/31/96: 0.75%

NEWSPAPER ABBREVIATION: SelValu

VANGUARD FUND NUMBER: 934

TOTAL RETURNS* --
PERIOD ENDED OCTOBER 31, 1996

Selected Value Portfolio                0.7%
Russell Midcap Stock Index              8.3

*Since inception (2/15/96).

In evaluating past performance, remember that it is not indicative of future performance. Performance figures include the reinvestment of any dividends and capital gains distributions. The returns shown are net of expenses, but they do not reflect income taxes an investor would have incurred. Note, too, that both the return and principal value of an investment will fluctuate so that investor's shares, when redeemed, may not be worth more or less than their original cost.

                                PLAIN TALK ABOUT
                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.

                                PLAIN TALK ABOUT

                                 FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Selected Value Portfolio's expense ratio for the period ended October 31, 1996, was 0.75%, or $7.50 per $1,000 of average net assets. The average mid-cap equity mutual fund had expenses in 1996 of 1.50%, or $15.00 per $1,000 of average net assets, according to Lipper Analytical Services, Inc., which reports on the mutual fund industry.

PORTFOLIO EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Portfolio.

As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Portfolio:

SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases:                       None
Sales Load Imposed on Reinvested Dividends:            None
Redemption Fees:                                       None
Exchange Fees:                                         None


         The next table illustrates the operating expenses that you would incur as a shareholder of the Portfolio. These expenses are deducted from the Portfolio's income before it is paid to you. Expenses include investment advisory fees as well as the costs of maintaining accounts, administering the Portfolio, providing shareholder services, and other activities. The expenses shown in the table are estimates for the Portfolio's first full year since the Portfolio was not in operation until February 15, 1996.

ESTIMATED ANNUAL PORTFOLIO OPERATING EXPENSES

Management and Administrative Expenses:                               0.28%
Investment Advisory Expenses:                                         0.40%
12b-1 Marketing Fees:                                                 None
Other Expenses
  Marketing and Distribution Costs:                    0.01%
  Miscellaneous Expenses (e.g., Taxes, Auditing):      0.06%
                                                       ----
Total Other Expenses:                                                 0.07%
                                                                      ----
  TOTAL OPERATING EXPENSES (EXPENSE RATIO):                           0.75%
                                                                      ====


         The following example illustrates the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes (1) that the Portfolio provides a return of 5% a year and (2) that you redeem your investment at the end of each period.

           1 Year        3 Years
           ------        -------
           $8            $24

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following financial highlights table shows the results for a share outstanding for the period February 15, 1996 (commencement of operation) through October 31, 1996. The financial highlights were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with the Portfolio's financial statements and accompanying notes, which appear in the Portfolio's most recent Annual Report (along with the audit report from Price Waterhouse) to shareholders. The Report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of the Portfolio's performance. You may have the report sent to you without charge by writing to Vanguard or by calling our Investor Information Department.

---------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                 FEBRUARY 15* - OCTOBER 31, 1996
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $   10.00
                                                                    ---------
Investment Operations
         Net Investment Income                                            .04
         Net Realized and Unrealized Gain (Loss) on Investments           .03
                                                                    ---------
                  Total from Investment Operations                        .07
---------------------------------------------------------------------------------------------
Distributions
         Dividends from Net Investment Income                              --
         Distributions from Realized Capital Gains                         --
                                                                    ---------
                  Total Distributions                                      --
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $   10.07
=============================================================================================
Total Return                                                             0.70%
=============================================================================================
Ratios/Supplemental Data
Net Assets, End of Period (Millions)                                $      93
Ratio of Expenses to Average Net Assets                                  0.75%**
Ratio of Net Investment Income to Average Net Assets                     0.75%**
Portfolio Turnover Rate                                                    25%
Average Commission Rate Paid                                        $  0.0537
--------------------------------------------------------------------------------
  *Commencement of operations.
 **Annualized.
--------------------------------------------------------------------------------

         From time to time, the Vanguard funds advertise yield and total return figures. Yield is an historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a fund.


                                PLAIN TALK ABOUT

                           HOW TO READ THE FINANCIAL
                                HIGHLIGHTS TABLE

Vanguard Selected Value Portfolio began operations on February 15, 1996, with a net asset value (price) of $10.00 per share. As of October 31, 1996, the Portfolio earned $0.04 per share from investment income (interest and dividends) and $0.03 per share from investments that had appreciated in value or that were sold for higher prices than the Portfolio paid for them. This resulted in total earnings of $0.07 per share, none of which was returned to shareholders in the form of distributions. The earnings ($0.07 per share) resulted in a share price of $10.07 on October 31, 1996, an increase of $0.07 per share (from $10.00 at the beginning of the period to $10.07 at the end of the period). Total return from the Selected Value Portfolio was 0.70% for the period.

     As of October 31, 1996, the Portfolio had $93 million in net assets. For the period then ended, the Portfolio had an annualized expense ratio of 0.75% ($7.50 per $1,000 of net assets); and annualized net investment income amounting to 0.75% of its average net assets.

                                PLAIN TALK ABOUT

                                  VALUE FUNDS
                                AND GROWTH FUNDS

Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize companies that, considering their assets and earnings history, are attractively priced. Growth funds generally focus on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth. Value and growth stocks have, in the past, produced similar long-term returns, though each has had periods when it out-performed the other. In general, value funds are appropriate for investors who want the potential for capital gains but are less tolerant of share-price fluctuations, while growth funds appeal to investors who will accept more volatility in hope of a greater increase in share price or who prefer a higher portion of the fund's returns to come as capital gains, which may be taxed at lower rates than dividend income.

                                PLAIN TALK ABOUT

                          INVESTING FOR THE LONG TERM

Vanguard Selected Value Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term fluctuations in the stock market.


A WORD ABOUT RISK

This prospectus describes the risks you will face as an investor in Vanguard Selected Value Portfolio. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. However, as you consider an investment in the Selected Value Portfolio, you should also take into account your personal tolerance for the daily fluctuations of the stock market.

         Look for this "warning flag" symbol [flag logo] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Portfolio, will confront.

THE PORTFOLIO'S OBJECTIVE

The Portfolio seeks to provide long-term growth in capital and income. This objective is fundamental, which means that it cannot be changed unless a majority of shareholders vote to do so. Dividend income is not a main objective.

[flag logo]    BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE FOLLOWING
               PAGES, YOUR INVESTMENT IN THE PORTFOLIO, AS WITH ANY INVESTMENT
               IN COMMON STOCKS, COULD LOSE MONEY.

WHO SHOULD INVEST

The Portfolio may be a suitable investment for you if:

- You wish to add a stock fund that emphasizes undervalued, medium-size companies to your existing holdings, which could include other stock -- as well as bond and money market -- investments.

- You are seeking growth of capital over the long term -- at least five years.

-    You characterize your investment temperament as "moderately aggressive."

     This Portfolio is not an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Portfolio's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Portfolio has adopted the following policies:

- The Portfolio reserves the right to reject any purchase request -- including exchanges from other Vanguard Funds -- that it regards as disruptive to the efficient management of the Portfolio. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

- There is a limit on the number of times you can exchange into or out of the Portfolio. If you own shares of the Portfolio as an investment option in an employer-sponsored retirement or savings plan, your plan dictates the rules governing exchanges. Contact your plan administrator for details.

-    The Portfolio reserves the right to stop offering shares at any time.

INVESTMENT STRATEGIES

This section explains how the Portfolio's investment adviser pursues the objective of long-term growth in capital. It also explains three important risks -- market risk, objective risk, and manager risk -- faced by investors in the Portfolio. Unlike the Portfolio's investment objective, the adviser's investment strategies are not fundamental and can be changed by the Portfolio's Board of Directors without shareholder approval. However, before making any important change in its strategies, the Portfolio will give shareholders 30-days notice, in writing.

MARKET EXPOSURE

The Portfolio invests chiefly in mid-cap common stocks with low prices in relation to corporate earnings and book value.

[flag logo]  THE PORTFOLIO IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY
             THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN
             EXTENDED PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING STOCK PRICES AND PERIODS OF FALLING STOCK PRICES.

         To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, how the gap between best and worst tends to narrow over the long term.


                    U.S. STOCK MARKET RETURNS (1926 - 1996)

              1 Year            5 Years          10 Years          20 Years
Best            53.9%             23.9%            20.1%           16.9%
Worst         - 43.3            - 12.5            - 0.9             3.1
Average         12.7              10.4             10.8            10.8

                                PLAIN TALK ABOUT

                            COSTS AND MARKET TIMING

Some investors try to profit from "market timing" -- switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Portfolio discourages short-term trading by closely monitoring daily transactions.

                                PLAIN TALK ABOUT

                              LARGE-CAP, MID-CAP,
                              AND SMALL-CAP STOCKS

Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization, or large-cap, funds as those holding stocks of companies with a median total market value exceeding $5 billion. Mid-cap funds hold stocks of companies with a median market value between $1 billion and $5 billion. Small-cap funds hold stocks of companies with a median market value of less than $1 billion. Historically, large-cap funds have exhibited lower volatility than mid-cap and small-cap funds.

                                PLAIN TALK ABOUT

                           PORTFOLIO DIVERSIFICATION

In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's level of diversification is the percentage of total net assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 25% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 40% of their assets invested in the stocks of just ten companies.

         The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1996. For example, while the average return on stocks for all of the 5-year periods was 10.4%, returns for these five-year periods ranged from a -12.5% average (from 1928 through 1932), to 23.9% (from 1951 through 1955).
These average returns reflect past performance on common stocks and should not be regarded as an indication of future returns from either the stock market as a whole or this Portfolio in particular.

         Finally, the Selected Value Portfolio emphasizes stocks of medium-size companies, but will also include stocks of small as well as large companies. At all times, however, the majority of the Portfolio's assets will be invested in medium-size companies. Mid- and small-cap stocks have historically been more volatile than -- and at times have performed quite differently from -- the large-cap stocks found in the S&P 500 Index. This is due to several factors, including less-certain growth and dividend prospects for smaller companies. For these reasons and because the Selected Value Portfolio does not hold the same securities held in the S&P 500 Index or any other market index, the performance of the Portfolio will not mirror the returns of any particular index.

[flag logo]  THE PORTFOLIO IS SUBJECT TO OBJECTIVE RISK, WHICH IS THE
             POSSIBILITY THAT RETURNS FROM MID-CAP STOCKS OR VALUE STOCKS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. AS A GROUP, VALUE STOCKS TEND TO GO THROUGH CYCLES OF RELATIVE UNDERPERFORMANCE AND OUTPERFORMANCE IN COMPARISON TO COMMON STOCKS IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

SECURITY SELECTION AND PORTFOLIO DIVERSIFICATION

Barrow, Hanley, Mewhinney & Strauss, Inc. (BHM&S), adviser to the Portfolio, seeks out what it considers to be undervalued medium-size companies through extensive research and meetings with company management. According to BHM&S, a company is considered undervalued if its earnings potential is not reflected in its stock's share price. These stocks generally have low price/earnings ratios. BHM&S holds an undervalued stock until its share price reflects the company's underlying value.

The top ten holdings (which amounted to 44% of the Portfolio's net assets) as of October 31, 1996, follow.

         1.       Quanex Corp.
         2.       Harnischfeger Industries Inc.
         3.       Kirby Corp.
         4.       H.B. Fuller Co.
         5.       Valassis Communication
         6.       First Federal Financial Corp.
         7.       Canandaigua Wine Co., Inc. Class A
         8.       International Specialty Products, Inc.
         9.       Lear Corp.
         10.      Heilig-Meyers Co.

         Keep in mind that, because the makeup of the Portfolio changes daily, this listing is only a "snapshot" at one point in time. Note that the Portfolio's relatively low level of diversification means that there is a greater chance that the poor performance of a single stock held could hurt the Portfolio.

        The Portfolio is run by BHM&S according to traditional methods of active investment management, which means securities are bought and sold according to BHM&S's judgments about companies and their financial prospects, and about the stock market and the economy in general.

[flag logo]  THE PORTFOLIO IS SUBJECT TO MANAGER RISK, WHICH IS THE
             POSSIBILITY THAT BHM&S MAY DO A POOR JOB OF SELECTING STOCKS.

PORTFOLIO TURNOVER

Although the Portfolio generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. The Portfolio's average turnover rate is expected to be about 30%. (A turnover rate of 100% would occur, for example, if the Portfolio sold and replaced securities valued at 100% of its total net assets within a one-year period.)


INVESTMENT POLICIES

Besides investing in common stocks of medium-size companies, the Portfolio may follow a number of investment policies to achieve its objective.

[flag logo]  THE PORTFOLIO RESERVES THE RIGHT TO INVEST, TO A LIMITED EXTENT, IN
             STOCK FUTURES AND OPTIONS CONTRACTS, WHICH ARE TRADITIONAL TYPES OF DERIVATIVES. HOWEVER, USING DERIVATIVES IS NOT A STANDARD PART OF THE ADVISER'S APPROACH TO INVESTING.

         Futures and options contracts are the only derivatives, if any, that the Portfolio will use. Losses (or gains) involving futures can sometimes be substantial -- in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a Portfolio. This Portfolio will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, the Portfolio will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the futures or options contract. Only a limited percentage of the Portfolio's assets -- up to 5% if required for deposit and no more than 20% of total assets -- may be committed to such contracts.

         The reasons for which the Portfolio may use futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

-        To make it easier to trade.


                                PLAIN TALK ABOUT

                               PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. The average turnover rate for actively managed funds investing in common stocks is 75%.

                                PLAIN TALK ABOUT

                                  DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, exotic types of derivatives-some of which can carry considerable risks.

                                PLAIN TALK ABOUT

                                PAST PERFORMANCE

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.


- To reduce costs by buying futures instead of actual stocks when futures are cheaper.

         The Portfolio will usually hold only a small percentage of its assets in cash reserves, although if the investment adviser believes that market conditions warrant a temporary defensive measure, the Portfolio may hold cash reserves without limit.

INVESTMENT LIMITATIONS

To reduce risk and maintain diversification, the Portfolio has adopted limits on some of its investment policies. Specifically, the Portfolio will not:

- Invest more than 5% of its assets in the securities of companies that have been in business for less than three years.

-        Invest more than 25% of its assets in any one industry.

- Borrow money, except for the purpose of meeting shareholder requests to redeem shares.

 With respect to 75% of its assets, this Portfolio will not:

-        Invest more than 5% in the securities of any one company.

-        Buy more than 10% of the outstanding voting securities of any company.

         The limitations listed in this prospectus and in the Statement of Additional Information are fundamental and may be changed only by approval of a majority of the Portfolio's shareholders.

INVESTMENT PERFORMANCE

Vanguard Selected Value Portfolio invests primarily in common stocks, so its performance is somewhat correlated to the performance of the overall stock market. Historically, stock market performance has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term.

          ------------------------------------------------
          Total Returns* For Period Ended October 31, 1996
          ------------------------------------------------
          Selected Value Portfolio                    0.7%
          Russell Midcap Stock Index                  8.3%
          ------------------------------------------------
          *Since inception (2/15/96).

SHARE PRICE

The Portfolio's share price, called its net asset value, is calculated each business day after the close of regular trading (generally 4 p.m. Eastern time) of the New York Stock Exchange. Net asset value per share is computed by adding up the total value of the Portfolio's investments and other assets, subtracting any of its liabilities, or debts, and then dividing by the number of Portfolio shares outstanding:

                                 TOTAL ASSETS   -   LIABILITIES
         NET ASSET VALUE   =  -----------------------------------
                                 NUMBER OF SHARES OUTSTANDING

         Daily net asset value, or NAV, is useful to you as a shareholder because the NAV, multiplied by the number of Portfolio shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Portfolio that day.

         The Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading Vanguard Group. Different newspapers use different abbreviations of the Portfolio's name, but the most common is SelValu.

DIVIDENDS, CAPITAL GAINS, AND TAXES

Each December, the Portfolio distributes to shareholders virtually all of its income from interest and dividends, as well as any capital gains realized from the sale of securities. If you own shares of the Fund as an investment option in an employer-sponsored retirement or savings plan, these dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis. You will not owe taxes on these distributions until you begin withdrawals. You should consult your plan administrator, your plan's Summary Plan Document, or your own tax adviser about the tax consequences of an investment in the Portfolio and of any plan withdrawals.

         If your Vanguard Selected Value Portfolio investment is not part of an employer-sponsored plan, you can receive distributions of income or capital gains in cash, or you may have them automatically reinvested in more shares of the Fund. Both dividend and capital gains distributions -- whether received in cash or reinvested in additional shares -- are subject to federal (and possibly state and local) income taxes, no mater how long you have held the shares in the Fund. You should consult your own tax adviser about other tax consequences of an investment in the Fund.


                                PLAIN TALK ABOUT

                                 DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from the dividends that the fund earns from its holdings as well as interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

                                PLAIN TALK ABOUT

                                VANGUARD'S UNIQUE
                               CORPORATE STRUCTURE

The Vanguard Group, Inc. is the only MUTUAL mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.


                                PLAIN TALK ABOUT

                            THE PORTFOLIO'S ADVISER

Barrow, Hanley, Mewhinney & Strauss, Inc., an investment advisory firm founded in 1979, manages more than $20.5 billion in stock and bond portfolios for a limited number of institutional clients. BHM&S has managed the majority of the assets for Vanguard/Windsor II since 1985. The managers responsible for overseeing the implementation of BHM&S's strategy for Vanguard Selected Value Portfolio are:

         JAMES S. MCCLURE, Principal at BHM&S; 23 years investment experience; B.A. and M.B.A. from the University of Texas. From 1989 through July 1995, he was senior portfolio manager of the Goldman Sachs Capital Growth Fund.

         JOHN P. HARLOE, Principal at BHM&S; 19 years investment experience; B.A. and M.B.A. from the University of South Carolina. From 1986 through July 1995, he was equity portfolio manager at Sterling Capital Management.

         Both spent about ten years together at American National Insurance Company, American Capital Management & Research, and Oppenheimer & Co., Inc.


THE PORTFOLIO AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total net assets of more than $240 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

         Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

         A list of the Fund's directors and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.

INVESTMENT ADVISER

The Portfolio employs Barrow, Hanley, Mewhinney & Strauss, Inc. (BHM&S), 3232 McKinney Avenue, Dallas, TX 75204, as its investment adviser. BHM&S manages the Portfolio subject to the control of the officers and directors of the Fund.

         Each quarter, BHM&S is paid an advisory fee based on average month-end net assets of the Portfolio and a sliding percentage scale:

               -------------------------------------------------
               Assets Managed                     Annualized Fee
               -------------------------------------------------
               First $100 million                      0.40%
               Next $200 million                       0.35
               Next $300 million                       0.25
               Next $400 million                       0.20
               Assets over $1 billion                  0.15
               -------------------------------------------------

         Beginning with the quarter ending April 30, 1997, the base fee may be increased or decreased, depending on the Portfolio's 36-month cumulative total return performance compared to that of the Russell Midcap Index, a market benchmark that covers the smallest 800 of the 1,000 largest companies in the United States. Under the fee schedule, BHM&S's fee may be increased or decreased by as much as 50%.

         The incentive/penalty fee structure will not be in full operation until the quarter ending April 30, 1999. Until then, the incentive/penalty fee will be calculated using certain transition rules. The incentive/penalty fee schedule and calculation process for the Portfolio's first three years are described in the Portfolio's Statement of Additional Information, which can be obtained by writing to or calling Vanguard.

         The agreement authorizes BHM&S to choose brokers or dealers to handle the purchase and sale of the Portfolio's securities, and directs BHM&S to get the best available price and most favorable execution from these brokers with respect to all transactions. At times, BHM&S may choose brokers who charge higher commissions in the interest of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then BHM&S is authorized to choose a broker who, in addition to executing the transaction, will provide research services to BHM&S or the Fund. However, BHM&S will not pay higher commissions specifically for the purpose of obtaining research services. The Fund may direct BHM&S to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

         The Board of Directors may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for BHM&S or as an additional adviser. However, no such change would be made before giving shareholders 30-days notice, in writing.

GENERAL INFORMATION

The Selected Value Portfolio is a Portfolio of Vanguard Whitehall Funds, Inc., which is a corporation organized under the laws of the state of Maryland.

         Shareholders of the Selected Value Portfolio have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of the corporation. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of directors), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Portfolio except as required by the Investment Company Act of 1940. A meeting will be scheduled (for example, to vote on the removal of a director) if the holders of at least 10% of the Portfolio's shares request a meeting in writing.

INVESTING WITH VANGUARD

FOR PLAN PARTICIPANTS

Vanguard Selected Value Portfolio is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Portfolio as an investment option.

- If you have any questions about the Portfolio or Vanguard, including the Portfolio's investment objective, strategies, or risks, contact Vanguard's Participant Services Department, toll-free, at 1-800-523-1188.

- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.


INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of the Portfolio's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. However, because excessive exchanges can potentially disrupt the management of the Portfolio and increase its transaction costs, Vanguard reserves the right to refuse any exchange request. In addition, certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions. Contact your plan administrator for details on the exchange policies that apply to your plan.

         Before making an exchange, you should consider the following:

- Before you exchange to another Vanguard fund available in your plan, you should read that fund's prospectus. Contact Participant Services, toll-free, at 1-800-523-1188 for a copy.

- Vanguard can accept exchanges only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed.

FOR OTHER INSTITUTIONAL INVESTORS

If you have questions about Vanguard Selected Value Portfolio, including how to establish an account, call Vanguard, toll-free, at 1-800-523-1036.

         If you have questions about an existing account, contact your Vanguard account administrator.

TRANSACTIONS

Purchases, exchanges, or redemptions of the Portfolio's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your purchase, exchange, or redemption, and that Vanguard has received the appropriate assets. The price of shares bought, exchanged, or sold will be the Portfolio's next-determined net asset value after Vanguard has processed your request, provided your request has been received before 4 p.m. Eastern time.

         Vanguard must consider the interests of all Portfolio shareholders and so reserves the right to . . .

- Delay or reject any purchase or exchange request that may disrupt the Portfolio's operation or performance.

- Revise or terminate the exchange privilege or limit the amount of an exchange, at any time, without notice.

-        Take up to seven days to deliver your redemption proceeds.

- Pay redemption proceeds -- in whole or in part -- through a distribution in kind of readily marketable securities.

ACCESSING FUND INFORMATION BY COMPUTER

VANGUARD ONLINE (SM)
KEYWORD: VANGUARD

Use your personal computer to learn more about Vanguard funds and services; map out a long-term investment strategy; and ask questions, make suggestions, and send messages to Vanguard. Vanguard Online is offered through America Online(R)
(AOL). To establish an AOL account, call 1-800-238-6336.

VANGUARD ON THE
WORLD WIDE WEB
HTTP://WWW.VANGUARD.COM

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; an on-line "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

                                PLAIN TALK ABOUT

                            KEEPING YOUR PROSPECTUS

Reading this prospectus will help you to decide whether Vanguard Selected Value Portfolio is suitable for your investment goals. If you decide to invest, don't throw the prospectus out; you will no doubt need it for future reference.


PROSPECTUS POSTSCRIPT

This prospectus is designed to provide you with pertinent information about Vanguard Selected Value Portfolio, including its investment objective, risks, strategies, and expenses.

         It is important that you understand these facts so that you can decide whether an investment in this Portfolio is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.


IN READING THE PROSPECTUS, DID YOU LEARN . . .

         / /        The Portfolio's objective? (page 4)

         / /        The Portfolio's investment strategies? (page 5)

         / /        Who should invest in the Portfolio? (page 4)

         / /        The risks associated with the Portfolio? (pages 4 - 8)

         / /        Whether the Portfolio is federally insured?
                    (inside front cover)

         / /        The Portfolio's expenses? (page 2)

         / /        The background of the Portfolio's investment managers?
                    (page 10)

A SIMPLE RISK QUIZ

A. I HAVE BEEN INVESTING IN STOCK AND BOND MUTUAL FUNDS (OR IN INDIVIDUAL STOCKS OR BONDS) FOR . . .

         1.       Less than a year
         2.       1 - 2 years
         3.       3 - 4 years
         4.       5 - 9 years
         5.       10 years or more

B. WHEN IT COMES TO INVESTING IN STOCK OR BOND MUTUAL FUNDS (OR INDIVIDUAL STOCKS OR BONDS), I WOULD SAY I'M . . .

         1.       A very inexperienced investor
         2.       A somewhat inexperienced investor
         3.       A somewhat experienced investor
         4.       An experienced investor
         5.       A very experienced investor

C. I AM COMFORTABLE WITH INVESTMENTS THAT MAY LOSE MONEY FROM TIME TO TIME IF THEY OFFER THE POTENTIAL FOR HIGHER RETURNS.

         1.       I strongly disagree
         2.       I disagree
         3.       I somewhat agree
         4.       I agree
         5.       I strongly agree

D. I WILL KEEP AN INVESTMENT EVEN IF IT LOSES 10% OF ITS VALUE OVER THE COURSE OF A YEAR.

         1.       I strongly disagree
         2.       I disagree
         3.       I somewhat agree
         4.       I agree
         5.       I strongly agree

E. IN ADDITION TO MY LONG-TERM INVESTMENTS, I HAVE EMERGENCY SAVINGS EQUAL TO ____ MONTHS OF MY TAKE-HOME PAY.

         1.       Zero
         2.       One
         3.       Two
         4.       Three
         5.       Four or more

F.       I FIND IT EASY TO PAY MY MONTHLY BILLS FROM MY CURRENT PAY.

         1.       I strong disagree
         2.       I disagree
         3.       I somewhat agree
         4.       I agree
         5.       I strongly agree

G.       OVERALL, MY PERSONAL FINANCIAL SITUATION IS SECURE.

         1.       I strongly disagree
         2.       I disagree
         3.       I somewhat agree
         4.       I agree
         5.       I strongly agree


                                 ABOUT THE QUIZ

Knowing your risk tolerance is important when you are making an investment decision. To give you a general idea of your comfort level with investing, circle the response that most closely matches your personal situation. Keep in mind, though, that there is no "foolproof" way to accurately gauge your risk tolerance. Scoring for the quiz is below.

                             HOW TO SCORE THE QUIZ

Use the number of your answer as the number of points scored. For instance, if you chose answer #3 to a question, that's worth three points. Add up your points and check below for the type of investor you are. (Note: if you chose answer #1 or #2 to Question C, subtract five points from your total score.)

- If you scored between 0 and 25 points, you are considered a conservative investor.

- If you scored between 26 and 32 points, you are considered a moderate investor.

- If you scored between 33 and 35 points, you are considered an aggressive investor.

                                PLAIN TALK ABOUT

                               INFLATION AND YOUR
                                  INVESTMENTS

No matter how you invest your money, inflation -- the rising cost of living -- is a constant threat to your investment returns. The chart below shows how stocks, bonds, and cash reserves have fared against inflation over time.

                             INFLATION'S EFFECT ON
                               INVESTMENT RETURNS
                                 (1926 - 1995)


                                        Cash
                                      Reserves  Bonds   Stocks
                                      --------  -----   ------
Real Return After Inflation            1.3%     2.5%     5.3%
Average Annual Rate of Inflation       5.4%     5.4%     5.4%
                                       ---      ---     ----
  Total Percentage                     6.7%     7.9%    10.7%

Source: (C) Stocks, Bonds, Bills, and Inflation 1996 Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.


AN INVESTMENT PRIMER

Whether you are investing for the short or long term, keep these three points in mind:

1. INVEST IN ALL THREE OF THE MAJOR ASSET CLASSES.

Most people use a combination of . . .

-        Stocks, which are considered the "riskiest" of the three asset classes.
         Day to day, or even year to year, stocks tend to have wide price swings. Despite this potential for significant price fluctuation, however, stocks have historically offered higher returns than the other major asset classes over longer periods.

- Bonds, which are chiefly influenced by changes in interest rates. When interest rates climb, bond prices drop; when interest rates fall, bond prices rise.

- Cash reserves, which offer more share-price (or capital) stability than stocks or bonds -- but also generate lower returns. Some examples are Treasury bills and money market funds.

2. REMEMBER THAT SAFETY HAS A PRICE.

Many people want a "no-risk" investment. Remember, though, that the more safety you seek, the less potential reward you can expect -- and the less you can expect in returns after inflation. Inflation affects not only the price you pay for goods and services; it also eats away at your investment returns over time. What is left is known as your "real" return -- the actual return you receive after you factor in inflation (see the chart at left).

3. CHANCES ARE GOOD THAT YOU CAN AFFORD TO TAKE MORE RISK.

As the chart shows, inflation cuts into the returns of all three asset classes. However, stocks and bonds have had an easier time of outpacing inflation over time -- which means that, to beat inflation, you may need to invest more aggressively.

         Don't be put off by potential downswings in the value of your investment, especially if you are investing for long periods. Time acts as a shock absorber, letting you ride out the short-term bumps that investments often provide. The longer you hold an investment, the more likely it is that you will earn a positive return.

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.


CASH RESERVES

Cash deposits as well as short-term bank deposits, money market instruments, bank CDs, repurchase agreements, and U.S. Treasury bills.

COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.

DOLLAR-COST AVERAGING

Investing equal amounts of money at regular intervals on an ongoing basis. This technique ensures that an investor buys fewer shares when prices are high and more shares when prices are low.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 marketing fees.

FIXED-INCOME SECURITIES

Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

GROWTH STOCK FUND

A mutual fund that emphasizes stocks of companies whose strong earnings and revenue potential indicate above-average prospects for capital growth, with less emphasis on dividend income.

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a portfolio's investments.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PORTFOLIO DIVERSIFICATION

Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security or industry.

PRICE/EARNINGS (P/E) RATIO

The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL

The amount of your own money you put into an investment.

SECURITIES

Stocks, bonds, and other investment vehicles.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND

A mutual fund that focuses on the stocks of companies that, considering their earnings and dividends, are attractively priced.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[LOGO]

THE VANGUARD GROUP
Institutional Division
Post Office Box 2900
Valley Forge, PA 19482

FOR PARTICIPANTS IN EMPLOYER-SPONSORED PLANS

PARTICIPANT SERVICES DEPARTMENT
1-800-523-1188
TEXT TELEPHONE:
1-800-523-8004

For information on the Vanguard Funds in your plan, Monday through Friday 8:30 a.m. to 7:00 p.m., Eastern time

FOR OTHER INSTITUTIONAL INVESTORS
1-800-523-1036
For information on Vanguard Funds and services
ELECTRONIC ACCESS TO THE VANGUARD MUTUAL FUND EDUCATION AND INFORMATION CENTER On America Online(R)
Keyword: Vanguard

On the World Wide Web
http://www.vanguard.com

To send e-mail to Vanguard
VGOnline@aol.com



(C) 1997 Vanguard Marketing
Corporation, Distributor

1934N

                                     PART B

                         VANGUARD WHITEHALL FUNDS, INC.

                      STATEMENT OF ADDITIONAL INFORMATION


                               FEBRUARY 28, 1997



     This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus (dated February 28, 1997). To obtain the Prospectus please call the Investor Information Department:


                                 1-800-662-7447

                               TABLE OF CONTENTS


                                                                                            PAGE
                                                                                            ----
Investment Objectives and Policies........................................................     1
Investment Policies.......................................................................     1
Investment Limitations....................................................................     5
Management of the Fund....................................................................     6
Investment Advisory Services..............................................................     9
Securities Transactions...................................................................    11
Purchase of Shares........................................................................    12
Redemption of Shares......................................................................    12
Comparative Indexes.......................................................................    13


                       INVESTMENT OBJECTIVES AND POLICIES

     The following policies supplement the Fund's Investment objectives and policies set forth in the Prospectus.

     PORTFOLIO TURNOVER While the rate of portfolio turnover is not a limiting factor when management deems changes appropriate, it is anticipated that the Selected Value Portfolio's annual portfolio turnover rate will not normally exceed 30%. A portfolio turnover rate of 33% would occur if one-third of the Portfolio's securities, exclusive of U.S. Government securities and other securities whose maturities at the time of acquisition are one year or less, are replaced in the period of one year. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatments. The portfolio turnover rates will, of course, depend in large part on the level of purchases and redemptions of shares of each Portfolio. Higher portfolio turnover can result in corresponding increases in brokerage costs to the Portfolios of the Fund and their shareholders.

                              INVESTMENT POLICIES

     FUTURES CONTRACTS The Selected Value Portfolio may enter into futures contracts, options, and options on futures contracts for several reasons: to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency. Assets committed to futures contracts will be segregated at the Fund's custodian bank to the extent required by law.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. The Selected Value Portfolio's margin deposits will be placed in a segregated account maintained by the Portfolio's custodian bank. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Selected Value Portfolio will not use futures and options contracts for speculative purposes or as leveraged investments that magnify the gains or losses of an investment.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Selected Value Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS The Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, the Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

     RISK FACTORS IN FUTURES TRANSACTIONS Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.

A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Fund are engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Futures and options are derivative instruments, in that their value is derived from the value of another security.

     Utilization of futures transactions by the Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option. Additionally, investments in futures contracts and options involve the risk that the investment advisers will incorrectly predict stock market and interest rate trends.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.


     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS Except for transactions the Selected Value Portfolio has identified as hedging transactions, the Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.


     In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or foreign currencies or other income derived with respect to the Fund's business of investing in securities. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on sales of securities held less than three months for the purpose of the 30% test.

     The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the transactions.

     REPURCHASE AGREEMENTS The Selected Value Portfolio may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Portfolio acquires a money market instrument (generally a security issued by the U.S Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a Custodian Bank until repurchased. In addition, the Fund's Board of Directors will monitor the Portfolio's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with any Portfolio of the Fund. No more than an aggregate of 15% of the Portfolio's assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days or other illiquid securities.


     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Portfolio not within the control of the Portfolio and therefore the realization by the Portfolio on such collateral may be automatically stayed. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.


     LENDING OF SECURITIES The Selected Value Portfolio may lend its securities on a short-term or long-term basis to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its securities, the Portfolio will be attempting to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time and (d) the Portfolio receives reasonable interest on the loan which may include the Portfolio's investing any cash collateral in interest bearing short-term investments, any distribution on the loaned securities and any increase in their market value. The Portfolio will not lend its portfolio securities, if as a result, the aggregate value of such loans exceeds 33 1/3% of the value of the Portfolio's net assets. Loan arrangements made by the Portfolio will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the credit-worthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors.


INVESTMENT IN SHORT-TERM FIXED INCOME SECURITIES


     Although it normally seeks to remain substantially invested in equity securities, the Selected Value Portfolio may invest for temporary purposes in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against potential stock market declines. These securities include: obligations of the

United States Government and its agencies or instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

                             INVESTMENT LIMITATIONS

     The following policies supplement the Selected Value Portfolio's investment limitations set forth in the Prospectus. It is a fundamental policy of each Portfolio not to engage in any of the following activities or business practices. These restrictions may not be changed with respect to a particular Portfolio without the approval of a majority of the outstanding shares (as defined in the Investment Company Act of 1940) of the Portfolio. The Portfolio may not:

      1) Issue senior securities;

      2) Borrow money, except from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not in excess of 15% of the value of the net assets of the Portfolio (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the net assets of the Portfolio, the Portfolio will not make any additional investments;

      3) With respect to 75% of the value of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Portfolio would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer;

      4) Engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities;

      5) Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (including the Fund's investment in The Vanguard Group, Inc., as described on page 7);


      6) Make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (5) above) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the Investment Company Act or the Rules and Regulations or interpretations of the Commission thereunder and the aggregate value of all securities loaned does not exceed 33 1/3% of the market value of the Portfolio's net assets;


      7) Pledge, mortgage, or hypothecate its assets, except to secure borrowings permitted by limitation (2) above;

      8) Buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions), or, engage in short sales (unless by virtue of its ownership of other securities it has a right to obtain at no added cost securities equivalent in kind and amount to the securities sold) except as set forth below in (12);


      9) Purchase or sell puts or calls, or combinations thereof except as provided for in the prospectus; provided however, that a Portfolio may enter into futures contracts, options transactions or forward foreign currency exchange transactions as set forth below in (12);


     10) Purchase or sell real estate or real estate limited partnerships (although it may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

     11) The Fund will not invest in securities of other investment companies, except as may be acquired as a part of a merger, consolidation or acquisition of assets approved by the Fund's shareholders or otherwise to the extent permitted by Section 12 of the Investment Company Act of 1940. The Fund will invest only in investment companies which have investment objectives and investment policies consistent with those of the Fund;

     12) Purchase or sell commodities or commodity contracts; provided, however, that a Portfolio may enter into forward foreign currency exchange transactions and that each Portfolio may invest in futures contracts and options to the extent that not more than 5% of the Portfolio's assets are required as deposit to secure obligations under futures contracts, within these limitations, each portfolio may purchase put options as provided for in the prospectus. Additionally each Portfolio will invest no more than 20% of its assets in swap agreements;

     13) Invest in companies for the purpose of exercising control of management; and

     14) Invest more than 25% of its assets in any single industry.

     Notwithstanding these limitations, the Portfolio may own all or any portion of the securities of, make loans to, or contribute to the costs or other financial requirements of, any company which will be wholly owned by the Portfolio and one or more other investment companies and is primarily engaged in the business of providing at cost services, such as management, administrative, distribution or other related services to the Fund and other investment companies. (See "Management of the Fund").

     In order to permit the sale of shares of the Portfolio in certain states, the Fund may make commitments more restrictive than the fundamental or non-fundamental operating restrictions described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders it will revoke the commitment by terminating sales of its shares in the state(s) involved.

     The above-mentioned investment limitations are considered at the time investment securities are purchased.

                             MANAGEMENT OF THE FUND

     THE VANGUARD GROUP The Fund is a member of The Vanguard Group of Investment Companies which consists of more than 30 investment companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Vanguard Funds obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain of the Vanguard Funds.

     Vanguard employs a supporting staff of management personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's net expenses which are allocated among the Funds under procedures approved by the Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees.

     The Officers of the Fund and the Vanguard Funds are also Officers and employees of Vanguard. No Officer or employee is permitted to own any securities of any external adviser for the Vanguard Funds.

     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-l under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures, restrictions and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.

     The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. The Fund's Service Agreement provides as follows: (a) each Vanguard Fund may invest up to .40% of its current assets in Vanguard, and (b) there is no other limitation on the amount that each Vanguard Fund may contribute to Vanguard's capitalization. At October 31, 1996, the Fund had contributed capital of $8,000 to Vanguard, representing .04% of Vanguards capitalization.


     The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for each Fund and choose its Officers. The following is a list of the Directors and Officers of the Funds and a statement of their present positions and principal occupations during the past five years. The mailing address of the Directors and Officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, Chairman and Director*

     Chairman and Director of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group; Director of The Mead Corporation, General Accident Insurance and Chris-Craft Industries, Inc.


JOHN J. BRENNAN, President, Chief Executive Officer and Director*
     President, Chief Executive Officer and Director of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Director

     Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Director of Sun Company, Inc.; Director of Westinghouse Electric Corporation.


BARBARA BARNES HAUPTFUHRER, Director
     Director of The Great Atlantic and Pacific Tea Company, ALCO Standard Corp., Raytheon Company, Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co. and Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, Director

     President Emeritus of The Brookings Institution; Director of American Express Bank, Ltd., The St. Paul Companies, Inc. and National Steel Corporation.


BURTON G. MALKIEL, Director
     Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corporation, Baker Fentress & Co., The Jeffrey Co. and Southern New England Communications Company.
ALFRED M. RANKIN, JR., Director
     Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of The BFGoodrich Company, The Standard Products Company and The Reliance Electric Company.

JOHN C. SAWHILL, Director

     President and Chief Executive Officer, The Nature Conservancy; formerly, Director and Senior Partner, McKinsey & Co., and President, New York University; Director of Pacific Gas and Electric Company, Procter & Gamble Company and NACCO Industries.


JAMES O. WELCH, JR., Director
     Retired Chairman of Nabisco Brands, Inc., retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc.

J. LAWRENCE WILSON, Director
     Chairman and Chief Executive Officer of Rohm & Haas Company; Director of Cummins Energy Company, and Trustee of Vanderbilt University and the Culver Educational Foundation.

RAYMOND J. KLAPINSKY, Secretary*
     Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer*
     Treasurer of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller*

     Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

---------------

*Officers of the Fund are "interested persons" as defined in the Investment
 Company Act of 1940.

     MANAGEMENT Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Vanguard Funds by third parties. During the period February 15, 1996 through October 31, 1996, the Fund's share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) totaled approximately $115,000.


     DISTRIBUTION Vanguard also provides all distribution and marketing services for the Vanguard Funds. The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.


     One half of the distribution expenses of a marketing and promotional nature are allocated among the Vanguard Funds based upon their relative net assets. The remaining one half of these expenses is allocated among the Vanguard Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group. Provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the period February 15, 1996 through October 31, 1996, the Fund paid approximately $4,000 of the Group's distribution and marketing expenses, which represented an effective annual rate of .01% of the Fund's average net assets.



     INVESTMENT ADVISORY SERVICES An experienced investment management staff employed directly by Vanguard also provides investment advisory services to Vanguard Money Market Reserves, Vanguard Municipal Bond Fund, several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard California Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard New York Insured Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard Admiral Funds, Vanguard Bond Index Fund, Vanguard Balanced Index Fund, Vanguard Index Trust, Vanguard International Equity Index Fund, REIT Index Portfolio of Vanguard Specialized Portfolios, Total International Portfolio of Vanguard STAR Fund, Vanguard Tax-Managed Fund, Vanguard Institutional Index Fund, Aggressive Growth Portfolio of Vanguard Horizon Fund, several Portfolios of Vanguard Variable Insurance Fund, a portion of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund as well as several indexed separate accounts. The compensation and other expenses of this staff are paid by the Portfolios and Funds utilizing these services. During the period February 15, 1996 through October 31, 1996, the fund paid approximately $190,000 of Vanguard's investment advisory expenses.



     REMUNERATION OF DIRECTORS AND OFFICERS The Fund will pay each Director who is not also an Officer, an annual fee plus travel and other expenses incurred in attending Board meetings. Directors who are also Officers receive no remuneration for their services as Directors. The Fund's Officers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund, and each other Fund in the Group, for its proportionate share of Officers' and employees' salaries and retirement benefits. During the period February 15, 1996 through October 31, 1996, the Fund's proportionate share of remuneration paid to all officers of the Fund, as a group, was approximately $--.



     Under its retirement plan, Vanguard contributes annually an amount equal to 10% of each Officer's annual compensation plus 5.7% of that part of an eligible Officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. Under its Thrift Plan, all employees of Vanguard are permitted to make pre-tax basic contributions in a maximum amount equal to 4% of total compensation. Vanguard matches the basic contributions on a 100% basis. The Fund's proportionate share of retirement contributions made by Vanguard under its retirement and thrift plans on behalf of all officers of the Fund, as a group, during the period February 15, 1996 through October 31, 1996 was approximately $60.


     DIRECTORS' RETIREMENT FEES A Retirement Plan for Directors has been implemented to provide a fee to retired Directors equal to $1,000 per year of service on the Board, up to 15 years of service. This fee will remain in place subsequent to the Director's retirement for a period of 10 years or until a retired Director's death.

     The following table provides detailed information with respect to the amounts paid or accrued for the Directors of the Fund, for the fiscal year ended October 31, 1996.



                         VANGUARD WHITEHALL FUNDS, INC.



                          DIRECTORS COMPENSATION TABLE



                                AGGREGATE     PENSION OR RETIREMENT      ESTIMATED        TOTAL COMPENSATION
                               COMPENSATION    BENEFITS ACCRUED AS    ANNUAL BENEFITS   FROM ALL VANGUARD FUNDS
NAME OF DIRECTORS               FROM FUND     PART OF FUND EXPENSES   UPON RETIREMENT    PAID TO DIRECTORS(2)
-----------------------------  ------------   ---------------------   ---------------   -----------------------
John C. Bogle(1).............     --               --                     --                  --
John J. Brennan(1)...........     --               --                     --                  --
Barbara Barnes Hauptfuhrer...      $ 14                $ 1                $15,000               $65,000
Robert E. Cawthorn...........      $ 14                $ 1                $13,000               $65,000
Bruce K. MacLaury............      $ 15                $ 2                $12,000               $60,000
Burton G. Malkiel............      $ 14                $ 1                $15,000               $65,000
Alfred M. Rankin, Jr.........      $ 14                $ 1                $15,000               $65,000
John C. Sawhill..............      $ 14                $ 1                $15,000               $65,000
James O. Welch, Jr...........      $ 14                $ 1                $15,000               $65,000
J. Lawrence Wilson...........      $ 14                $ 1                $15,000               $65,000



(1) As "Interested Directors," Messrs. Bogle and Brennan receive no compensation for their service as Directors.



(2) The amounts reported in this column reflect the total compensation paid to each Director for his or her service as Director or Trustee of 34 Vanguard Funds (33 in the case of Mr. Malkiel; 27 in the case of Mr. MacLaury).


                           INVESTMENT ADVISORY SERVICES


     INVESTMENT ADVISORY AGREEMENT WITH BARROW, HANLEY, MEWHINNEY &
STRAUSS. The Selected Value Portfolio is managed by Barrow, Hanley, Mewhinney & Strauss ("BHM&S"), One McKinney Plaza, 3232 McKinney Avenue, Dallas, TX 75204 under the terms of an agreement dated January 31, 1996.


     The investment philosophy of BHM&S is to use fundamental research to identify undervalued stocks. Jim Clure and John Harloe have been designated as portfolio managers for the assets of Vanguard Selected Value Portfolio. They both have over 10 years experience.

     For the services to be rendered by BHM&S, the Fund shall pay to BHM&S at the end of each quarter a base advisory fee adjusted by an incentive/penalty performance adjustment reflecting the investment performance of the Portfolio relative to the return of the Russell Midcap Index. The Russell Midcap Index is prepared by Frank Russell Company (which is unaffiliated with the Fund or any of the Fund's affiliates) and is composed of the 800 smallest stocks (by market capitalization) in the Russell 1000 Index. The fees shall be calculated according to the following rules:

            a) Total Quarterly Fee Payable. The total quarterly fee payable by the Fund to BHM&S under this advisory agreement shall be the base advisory fee for the quarter plus the performance adjustment (which may be negative).

            b) Base Advisory Fee for the Quarter. The base advisory fee for the quarter will be calculated by applying the following quarterly percentage rates to the average of month-end assets of the Portfolio for the quarter:

                                               ANNUAL
                        NET ASSETS              RATE     QUARTERLY RATE
                ---------------------------    ------    --------------
                     First $100 million        0.40%         0.1000%
                     Next $200 million         0.35%         0.0875%
                     Next $300 million         0.25%         0.0625%
                     Next $400 million         0.20%         0.0500%
                     Over $1 billion           0.15%         0.0375%

            c) Performance Adjustment. The performance adjustment will be calculated as follows:

            i) prior to March 1, 1997, the performance adjustment will be $0.

            ii) beginning with the quarter ending April 30, 1997 and thereafter, the performance adjustment will be calculated for the relevant performance period. The performance period will be the 36 months preceding the quarter-end or the months that have elapsed between March 1, 1996 and the end of the quarter for which the fee is being computed, whichever is shorter. A base fee for the performance period will be calculated based on the average of month end assets during the performance period multiplied by the quarterly rates used in calculating the base advisory fee for the quarter. An incentive/penalty adjustment reflecting the investment performance of the Portfolio relative to the return of the Russell Midcap Index will be applied to the base fee for the performance period. The following table sets forth the calculation of the performance adjustment:

            CUMULATIVE 36-MONTH PERFORMANCE
             VS. THE RUSSELL MIDCAP INDEX                PERFORMANCE ADJUSTMENT
            -------------------------------     ----------------------------------------
            Less than -12%                       -0.50 X Base Fee for Performance Period
            Between -12% and -6%                 -0.25 X Base Fee for Performance Period
            Between -6% and +6%                      0 X Base Fee for Performance Period
            Between +6% and +12%                  0.25 X Base Fee for Performance Period
            More than +12%                        0.50 X Base Fee for Performance Period

                Until the quarter ending April 30, 1999, the performance adjustment for BHM&S will be calculated according to the following transition rules:

             (ii-a) March 1, 1996 through April 30, 1999. Beginning with the quarter ending April 30, 1997, and until the quarter ending April 30, 1999, the Performance adjustment will be computed based upon a comparison of the investment performance of the Portfolio and that of the Russell Midcap Index over the number of months that have elapsed between March 1, 1996 and the end of the quarter for which the fee is computed. The number of percentage points by which the investment performance of the Portfolio must exceed the investment record of the Russell Midcap Index shall increase proportionately from 4.67% and 2.33%, respectively, for the fourteen months ending April 30, 1997, to 12% and 6%, for the thirty-six months ending April 30, 1999.

             (ii-b) After April 30, 1999. For the quarter ending July 31, 1999 and thereafter, the period used to calculate the incentive/penalty adjustment shall be the 36 months preceding the end of the quarter for which the fee is being computed and the number of percentage points used shall be twelve and six.

CALCULATING RELATIVE INVESTMENT PERFORMANCE

     The investment performance of the Portfolio for such period, expressed as a percentage of the net asset value per share of the Portfolio at the beginning of such period, shall be the sum of: (i) the change in the net asset value per share of the Portfolio during such period; (ii) the value of the cash distributions per share of the Portfolio accumulated to the end of such period; and (iii) the value of capital gains taxes per share paid or payable by the Portfolio on undistributed realized long-term capital gains accumulated to the end of such period.

     The investment record of the Russell Midcap Index will be calculated monthly by (i) multiplying the total return for the month (change in market price plus dividends) of each stock included in the Russell Midcap Index by its weighting in the Russell Midcap Index at the beginning of the month, and (ii) adding the values discussed in (i). For any period, therefore, the investment record of the Russell Midcap Index will be the compounded monthly returns of the Russell Midcap Index.


     For the period February 15 to October 31, 1996, the Fund paid approximately $190,000 to BHM&S for investment advisory services.



     RELATED INFORMATION CONCERNING BHM&S. BHM&S, One McKinney Plaza, 3232 McKinney Avenue, Dallas, Texas, 75204, is an independent, owner-managed investment management firm founded in 1979 which provides investment advisory services to individuals, employee benefit plans, investment companies and other institutions. As of December 31, 1996, BHM&S provided investment advisory services to clients having assets with an approximate value of $20.5 billion.


     The agreement will continue until January 30, 1998 and will be renewable thereafter, for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the agreement may be presented to the shareholders of the Fund; in such event continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund. If the holders of any Portfolio fail to approve the agreement, BHM&S may continue to serve as investment adviser to each Portfolio which approved the agreement, and to any Portfolio which did not approve the agreement until new arrangements have been made. The agreement is automatically terminated if assigned, and may be terminated by any Portfolio without penalty, at any time, (1) either by vote of the Board of Directors or by vote of the outstanding voting securities of the Portfolio on sixty (60) days' written notice to BHM&S, or (2) by BHM&S upon ninety (90) days' written notice to the Fund.

                            SECURITIES TRANSACTIONS


     The investment advisory agreements with BHM&S authorizes the investment adviser (with the approval of the Fund's Board of Directors) to select the brokers or dealers that will execute the purchases and sales of securities for the Fund and directs each investment adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Fund. The investment adviser has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances. During the period February 15, 1996 to October 31, 1996 the Fund paid $161,469 in brokerage commissions.


     In placing portfolio transactions, the Selected Value Portfolio's investment adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information, and provide other services in addition to execution services to the Portfolio and/or the investment adviser. The investment adviser considers the investment services it receives useful in the performance of its obligations under the agreement but is unable to determine the amount by which such services may reduce its expenses.

     The investment advisory agreement also incorporates the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Directors, the investment adviser may cause the Portfolio to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the investment adviser to the Fund and the other Funds in the Group.

     Currently, it is the Portfolio's policy that the investment adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. An investment adviser will only pay such higher commissions if it believes this to be in the best interest of the Portfolio. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the investment adviser and/or the Fund. However, the investment adviser has informed the Portfolio that it will not pay higher commission rates specifically for the purpose of obtaining research services.

     Since the Portfolio does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Portfolio may place portfolio orders with qualified broker-dealers who recommend the sale of shares of the Portfolio and may, when a number of brokers and dealers can provide comparable best price and execution on a particular transaction, consider the sale of Portfolio shares by a broker or dealer in selecting among qualified broker-dealers.

     Some securities considered for investment by the Portfolio may also be appropriate for the other Vanguard Portfolios and/or other clients served by the investment adviser. If purchase or sale of securities consistent with the investment policies of a Portfolio, the other Vanguard Portfolios and/or one or more of these other clients are considered at or about the same time, transactions in such securities will be allocated among the Vanguard Portfolios and clients in a manner deemed equitable by the investment adviser. Although there will be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Fund's Board of Directors.

                             YIELD AND TOTAL RETURN


     The yield of the Fund for the 30-day period ended October 31, 1996 was .62%. Yields are calculated daily and premiums and discounts on asset-backed accounts are not amortized. The annualized total return for the Selected Value Portfolio since its inception on February 15, 1996 was .07%.


                               PURCHASE OF SHARES

     The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund or any Portfolio, and (iii) to reduce or waive the minimum for initial and subsequent investments as well as redemption fees for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Fund's shares.

                              REDEMPTION OF SHARES

     The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% or the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Share Price of Each Portfolio" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

                              FINANCIAL STATEMENTS


     The Fund's Financial Statements for the period February 15, 1996 (commencement of operations) through October 31, 1996, including the financial highlights for the period February 15, 1996 through October 31, 1996, appearing in the Vanguard Selected Value Portfolio 1996 Annual Report to Shareholders and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund's 1996 Annual Report to Shareholders is enclosed with this Statement of Additional Information.


                              COMPARATIVE INDEXES

     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.


     The Fund may use one or more of the following unmanaged indices for comparative performance purposes:


STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. Stock Market.


WILSHIRE 5000 EQUITY INDEX -- consists of approximately 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.


WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.


MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East.


MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY INDEX -- is an arithmetic, market value-weighted average of the performance of over 2,427 securities listed on the stock exchanges of countries included in the EAFE Index, United States, Canada, and Emerging Markets.

CAPITAL OPPORTUNITIES FUND STOCK INDEX -- the Index is composed of the various common stocks that are held in the largest aggressive growth stock mutual funds, using year-end net assets, monitored by Morningstar, Inc.

GLOBAL BALANCED INDEX -- a fixed weighted index of global stocks, bonds and U.S. cash reserves, the component parts of which are derived from the adjusted capitalization weighted averages of individual currency adjusted local country indices.

MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX -- an arithmetic, market value-weighted average of the performance of over 1,460 securities listed on the stock exchanges of 23 countries.

SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX -- a market capitalization-weighted index consisting of government bond markets of 14 countries.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN LONG-TERM TREASURY BOND -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND -- consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

LEHMAN CORPORATE (BAA) BOND INDEX -- all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.


BOND BUYER MUNICIPAL BOND INDEX -- is a yield index on current coupon high-grade general obligation municipal bonds.


STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield for four high-grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

COMPOSITE INDEX -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index and 25% Standard & Poor's Utilities Index).

LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.3 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $600 billion.

LEHMAN BROTHERS MUTUAL FUND LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

LIPPER BALANCED FUND AVERAGE -- An industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE -- An industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE -- An industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER SMALL COMPANY GROWTH FUND AVERAGE -- the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

RUSSELL 3000 INDEX -- consists of approximately the 3,000 largest stocks of U.S. domiciled companies commonly traded on the New York and American Stock Exchanges or the NASDAQ over-the-counter market, accounting for over 90% of the market value of publicly traded Stocks in the U.S.

RUSSELL 2000 STOCK INDEX -- composed of the 2,000 smallest securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization.

RUSSELL 2000(R) VALUE INDEX -- contains stocks from the Russell 2000 Index with a less-than-average growth orientation.

RUSSELL MIDCAP(TM) INDEX -- composed of all medium and medium/small companies in the Russell 1000 Index.

     Advertisements which refer to the use of the fund as a potential investment for Individual Retirement Accounts may quote a total return based upon compounding of dividends on which it is presumed no Federal income tax applies.

     In assessing such comparisons of yields, an investor should keep in mind that the composition of the investments in the reported averages is not identical to the Fund's Portfolio and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its yield. In addition there can be no assurance that the Fund will continue its performance as compared to such other averages.

                                     PART C
                         VANGUARD WHITEHALL FUNDS, INC.
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
     (a) FINANCIAL STATEMENTS


     The Registrant's audited financial statements for the period February 15, 1996 through October 31, 1996, are incorporated by reference, in the Statement of Additional Information, from the Registrant's 1996 Annual Report which has been filed with the Commission, the financial statements included in the Annual Report are:


      1. Statement of Net Assets at October 31, 1996.


      2. Statement of Operations for the period ended October 31, 1996.


      3. Statement of Changes in Net Assets for the period ended October 31,
1996.


      4. Financial Highlights for the period February 15 to October 31, 1996 (also appearing in the Prospectus).

      5. Notes to Financial Statements.

     (b) EXHIBITS
     12. Financial Statements -- reference is made to (a) above.
     16. Not Applicable
     27. Financial Data Schedule*
---------------
 * Filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Registrant is not controlled by or under common control with any person. The officers of the Registrant, the investment companies in The Vanguard Group of Investment Companies and The Vanguard Group, Inc. are identical. Reference is made to the caption "Management of the Fund" in the Prospectus constituting Part A and in the Statement of Additional Information constituting Part B of this Registration Statement.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


     As of October 31, 1996 there were 8,426 shareholders of the Selected Value Portfolio.


ITEM 27. INDEMNIFICATION

     Reference is made to Article IX of Registrant's Articles of Incorporation.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Reference is made to the caption "Investment Advisers" in the prospectus constituting Part "A" of this Registration Statement and "Investment Advisory Services" in Part "B" of this Registration Statement.

ITEM 29. PRINCIPAL UNDERWRITERS

     (a) None

     (b) Not Applicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained in the physical possession of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc. c/o The Vanguard Financial Center, Valley Forge, Pennsylvania 19482; and the Registrant's Custodians.

ITEM 31. MANAGEMENT SERVICES

     Other than the Amended and Restated Funds' Service Agreement with The Vanguard Group, Inc. which is filed herewith as Exhibit 9 and described in Part B hereof under "Management of the Fund"; the Registrant is not a party of any management-related service contract.

ITEM 32. UNDERTAKINGS


     Registrant hereby undertakes to provide and Abbual Report to Shareholders or prospective investors, free of charge, upon request.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 21st day of February 1997.


VANGUARD WHITEHALL FUNDS, INC.

BY: (Raymond J. Klapinsky)

    John J. Brennan*, President and Chief Executive Officer



     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


BY: (Raymond J. Klapinsky)
    John C. Bogle*, Chairman of the Board and Director

    February 21, 1997


BY: (Raymond J. Klapinsky)
    John J. Brennan*, President, Chief Executive Officer and Director

    February 21, 1997


BY: (Raymond J. Klapinsky)
    Robert C. Cawthorn*, Director

    February 21, 1997


BY: (Raymond J. Klapinsky)
    Barbara B. Hauptfuhrer*, Director

    February 21, 1997


BY: (Raymond J. Klapinsky)
    Burton G. Malkiel*, Director

    February 21, 1997


BY: (Raymond J. Klapinsky)
    Bruce K. MacLaury, Jr.*, Director

    February 21, 1997


BY: (Raymond J. Klapinsky)
    Alfred M. Rankin, Jr.*, Director

    February 21, 1997


BY: (Raymond J. Klapinsky)
    John C. Sawhill*, Director

    February 21, 1997


BY: (Raymond J. Klapinsky)
    James O. Welch, Jr.*, Director

    February 21, 1997


BY: (Raymond J. Klapinsky)
    J. Lawrence Wilson*, Director

    February 21, 1997


BY: (Raymond J. Klapinsky)
    Richard F. Hyland*, Treasurer and Principal
    Financial Officer and Accounting Officer
    February 21, 1997

*By Power of Attorney. See 1933 Act File No. 2-14336, January 23, 1990. Incorporated by Reference.

                         VANGUARD WHITEHALL FUNDS, INC.
                               INDEX TO EXHIBITS


Consent of Independent Accountants.................................................   EX-99. B11
Schedule for Computation of Performance Quotations.................................   EX-99. B16
Financial Data Schedule............................................................   EX-27